                                                                    Item No. 4.5
                                                                       Exhibit A



                                                                  Execution Copy

                                 AMENDMENT NO. 1
                             TO CREDIT AGREEMENT AND
                    AMENDMENT NO. 1 TO POST CLOSING AGREEMENT

         This AMENDMENT NO. 1 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO POST CLOSING AGREEMENT (this "Amendment"), dated as of January 26, 2001 (the "Effective Date") is made among GENCORP INC., an Ohio corporation ("Borrower"), BANKERS TRUST COMPANY, for itself, as a Lender and as Administrative Agent for the Lenders ("Administrative Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS

         A. The Administrative Agent, the Lenders and the Borrower are party to that certain Credit Agreement dated as of December 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

         B. On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend certain provisions of the Credit Agreement.

         C. Pursuant to that certain Post Closing Agreement dated December 28, 2000 among the Borrower and the Administrative Agent (the "Post Closing Agreement"), the Borrower has agreed to take or cause to be taken on its behalf certain actions with respect to Collateral to be provided to the Administrative Agent on behalf of the Secured Creditors.

         D. The Borrower has requested that the Lenders provide additional time for the Borrower to take such actions under the Post Closing Agreement by amending the Post Closing Agreement as set forth herein.

         E. On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend certain provisions of the Post Closing Agreement.

         F. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Standby Letters of Credit" contained in
         Article I of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           ""Standby Letters of Credit" means any of the
                  irrevocable standby letters of credit issued for the account of the Borrower or any of its Subsidiaries pursuant to this Agreement, in form acceptable to the Facing Bank, together with any increases or decreases in the Stated Amount thereof and any renewals, amendments and/or extensions thereof."

                  (b) Subsection (a)(i) of Section 2.10 of the Credit Agreement is hereby amended by inserting the words "or any of its Subsidiaries" immediately following the words "for the account of the Borrower".

                  (c) Subsection (b)(C) of Section 2.10 of the Credit Agreement is hereby amended by inserting the words "or any of its Subsidiaries" immediately following the words "the Borrower".

         2. Amendments to Post Closing Agreement. Subject to the conditions set forth in Section 4 hereof, the Post Closing Agreement is amended as follows:

                  (a) Paragraph 2 of the Post Closing Agreement is amended by deleting the words "sixty (60)" where they appear in the first line of paragraph 2 and replacing such words with the words "ninety (90)".

                  (b) Paragraph 3 of the Post Closing Agreement is amended by deleting the words "sixty (60)" where they appear in the first line of paragraph 3 and replacing such words with the words "ninety (90)".

                  (c) Paragraph 4 of the Post Closing Agreement is amended by deleting the words "thirty (30)" where they appear in the first line of paragraph 4 and replacing such words with the words "sixty (60)".

                  (d) Subparagraphs (a), (b) and (c) of Paragraph 7 of the Post Closing Agreement are deleted in their entirety and the following are substituted therefor:

                           "(a) amend Annex B to the Subsidiary Pledge Agreement
                  to reflect the pledge by Penn International Inc. of its pro rata share of 65% of the total stock of GDX Automotive BV;

                           (b) amend Annex B to the Borrower Pledge Agreement to
                  reflect the pledge by the Borrower of its pro rata share of 65% of the total stock of GDX Automotive BV;

                           (c) execute documentation, make filings and
                  otherwise take such actions and deliver such documents as the Administrative Agent may require to (i) cause Penn International Inc. to grant a lien and security interest to the Collateral Agent for the benefit of the Lenders of its pro rata share of 65% of the total stock of GDX Automotive BV and to perfect such security interest and (ii) cause the Borrower to grant a lien and security interest to the Collateral Agent for the benefit of the Lenders of its pro rata share of 65% of the total stock of GDX

                  Automotive BV and to perfect such security interest, all under the laws of the Netherlands;"

                  (e) Subparagraphs (a) and (g) of Paragraph 12 of the Post Closing Agreement are deleted in their entirety and the following are substituted therefor in the appropriate alphabetical order:

                           "(a) (i) grant mortgages on its real estate located
                  in (A) Batesville, Arkansas, (B) Marion, Indiana, and (C) Wabash, Indiana and (ii) use its best efforts to grant a leasehold mortgage on its real estate located in Berger, Missouri;"

                           "(g) execute documentation, make filings and
                  otherwise take such actions and deliver or cause to be delivered such documents, including, without limitation, landlord's consents and estoppel letters as the Administrative Agent may require in order to create, perfect and preserve the Collateral Agent's security interest and mortgage or leasehold mortgage, as applicable, in the real estate-related Collateral and to carry into effect the purposes of this paragraph 12."

         3. Representations and Warranties. As of the date hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) After giving effect to this Amendment (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing and (ii) the representations and warranties of the Borrower contained in the Loan Documents shall each be true and correct in all material respects at and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which event such representation and warranties shall be true and correct as of such specified date.

                  (b) The execution, delivery and performance, as the case may be, by the Borrower of this Amendment and the other documents and transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approvals) of the Borrower, shall have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate or articles of incorporation or bylaws of the Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower.

                  (c) Each of this Amendment, the Credit Agreement, the Post Closing Agreement and any other Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except to the extent enforceability is limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally or by application of general principles of equity.

         4. Conditions. This Amendment shall become effective as of the Effective Date, provided that as of the Effective Date (except as otherwise noted), this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders, shall have been received by the Administrative Agent.

         5. Affirmation of Subsidiary Guarantors. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6. Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

         7. Entire Agreement. This Amendment, the Credit Agreement (as amended hereby), the Post Closing Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof.

         8. Incorporation of Credit Agreement. The provisions contained in Sections 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment.

         9. Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement, the Post Closing Agreement or any of the other Loan Documents other than as amended as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby), the Post Closing Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement, the Post Closing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement, the Post Closing Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement, the Post Closing Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Effective Date each reference in the Credit Agreement or the Post Closing Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement or to the Post Closing Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement or the Post Closing Agreement, as applicable, as amended hereby.

         10. Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

         11. Severability. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         12. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [signature pages follow]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                            GENCORP INC.




                                            By: /s/ TERRY L. HALL
                                                --------------------------------
                                            Name:  Terry L. Hall
                                            Title: Senior Vice President and
                                                    Chief Financial Officer






                       Signature Page to Amendment No. 1
                              to Credit Agreement
                 and Amendment No. 1 to Post Closing Agreement

                                            AEROJET-GENERAL CORPORATION,
                                            as Subsidiary Guarantor

                                            By: /s/ TERRY L. HALL
                                                --------------------------------
                                            Name:  Terry L. Hall
                                            Title: Vice President






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                 and Amendment No. 1 to Post Closing Agreement

                                            AEROJET ORDNANCE TENNESSEE, INC.,
                                            as Subsidiary

                                            By: /s/ TERRY L. HALL
                                                --------------------------------
                                            Name:  Terry L. Hall
                                            Title: Vice President





                        Signature Page to Amendment No. 1
                               to Credit Agreement
                 and Amendment No. 1 to Post Closing Agreement

                                            GENCORP PROPERTY INC., as Subsidiary
                                            Guarantor

                                            By: /s/ TERRY L. HALL
                                                --------------------------------
                                            Name:  Terry L. Hall
                                            Title: President





                        Signature Page to Amendment No. 1
                               to Credit Agreement
                 and Amendment No. 1 to Post Closing Agreement

                                           PENN INTERNATIONAL INC, as Subsidiary
                                           Guarantor

                                           By: /s/ TERRY L. HALL
                                               ---------------------------------
                                           Name:  Terry L. Hall
                                           Title: President





                        Signature Page to Amendment No. 1
                               to Credit Agreement
                 and Amendment No. 1 to Post Closing Agreement

                                            GDX LLC, as Subsidiary Guarantor

                                            By: /S/ TERRY L. HALL
                                                --------------------------------
                                            Name:  Terry L. Hall
                                            Title: President





                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            GDX AUTOMOTIVE INC.,
                                            as Subsidiary Guarantor

                                            By: /s/ Yasmin R. Seyal
                                                --------------------------------
                                                Name:  Yasmin R. Seyal
                                                Title: Treasurer






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                           BANKERS TRUST COMPANY
                                           as Lender and as Administrative Agent

                                           By: /s/ Marguerite Sutton
                                               --------------------------------
                                               Name:  Marguerite Sutton
                                               Title: Vice President






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                           BANKERS ONE, NA.
                                           as Lender

                                           By: /s/ Stephanie A. Mack
                                               ---------------------------------
                                               Name:  Stephanie A. Mack
                                               Title: Commercial Banking Officer







                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            ABN AMRO Bank N.V.,
                                            as Lender

                                            By: /s/ R. Clay Jackson
                                                --------------------------------
                                                Name:  R. Clay Jackson
                                                Title: Senior Vice President




                                            By: /s/ Gina M. Brusatori
                                                --------------------------------
                                                Name:  Gina M. Brusatori
                                                Title: Senior Vice President






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            THE BANK OF NEW YORK
                                            as Lender

                                            By: /s/ Mehrasa Raygani
                                                -------------------------------
                                                Name:  Mehrasa Raygani
                                                Title: Assistant Vice President






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            THE BANK OF NOVA SCOTIA
                                            as Lender

                                            By: /s/ Mark Sparrow
                                                --------------------------------
                                                Name:  Mark Sparrow
                                                Title: Director






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            NATIONAL CITY BANK
                                            as Lender

                                            By: /s/ Tom Gurbach
                                                --------------------------------
                                                Name:  Tom Gurbach
                                                Title: Vice President






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            THE NORTHERN TRUST COMPANY,
                                            as Lender

                                            By: /S/ David J. Mitchell
                                                --------------------------------
                                                Name:  David J. Mitchell
                                                Title: Vice President






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            WELLS FARGO BANK, N.A.,
                                            as Lender

                                            By: /s/ Daniel G. Adams
                                                --------------------------------
                                                Name:  Daniel G. Adams
                                                Title: Vice President






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            CONTINENTAL ASSURANCE CORPORATION
                                            as Lender

                                            By: TCW Asset Management Company
                                                As Attorney-in-Fact

                                            By: /s/ Richard F. Kurth
                                                --------------------------------
                                                Name:  Richard F. Kurth
                                                Title: Vice President





                                            By: /s/ Mark L. Gold
                                                --------------------------------
                                                Name:  Mark L. Gold
                                                Title: Managing Director






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            KATONAH II, LTD
                                            as Lender

                                            By: Katonah Capital LLC, as Manager

                                            By: /s/ Joyce C. DeLucca
                                                --------------------------------
                                                Name:  Joyce C. De Lucca
                                                Title: Managing Principal






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            KZH CRESENT LLC
                                            as Lender

                                            By: /s/ Kimberly Rowe
                                                --------------------------------
                                                Name:  Kimberly Rowe
                                                Title: Authorized Agent






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            KZH CRESENT-2 LLC
                                            as Lender

                                            By: /s/ Kimberly Rowe
                                                --------------------------------
                                                Name:  Kimberly Rowe
                                                Title: Authorized Agent






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            KZH CRESENT-3 LLC
                                            as Lender

                                            By: /s/ Kimberly Rowe
                                                --------------------------------
                                                Name:  Kimberly Rowe
                                                Title: Authorized Agent






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            SEQUILS I, LTD.,
                                            as Lender

                                            By: TWC Advisers, Inc.
                                                 as its Collateral Manager




                                            By: /s/ Richard F. Kurth
                                                --------------------------------
                                                Name:  Richard F. Kurth
                                                Title: Vice President





                                            By: /s/ Mark L. Gold
                                                --------------------------------
                                                Name:  Mark L. Gold
                                                Title: Managing Director






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            SEQUILS IV, LTD.
                                            as Lender

                                            By: /s/ Richard F. Kurth
                                                --------------------------------
                                                Name:  Richard F. Kurth
                                                Title: Vice President





                                            By: /s/ Mark L. Gold
                                                --------------------------------
                                                Name:  Mark L. Gold
                                                Title: Managing Director






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                 TCW LEVERAGED INCOME TRUST IV, LP.,
                                 as Lender

                                 By:  TWC (LINC IV), L.L.C.
                                      as General Partner

                                      By:  TWC Asset Management Company,
                                      As managing member of the General Partner




                                 By: /s/ Richard F. Kurth
                                     -------------------------------------------
                                     Name:  Richard F. Kurth
                                     Title: Vice President





                                 By: /s/ Mark L. Gold
                                     -------------------------------------------
                                     Name:  Mark L. Gold
                                     Title: Managing Director






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            TORONTO DOMINION (NEW YORK), INC.,
                                            as Lender

                                            By: Stacey Malek
                                                --------------------------------
                                                Name:  Stacey Malek
                                                Title: Vice President






                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                            UNITED OF OMAHA
                                            LIFE INSURANCE
                                            COMPANY, as Lender

                                            By: TCW Asset Management
                                                Company,
                                                its Investment Advisor

                                            By: /s/ Richard F. Kurth
                                                --------------------------------
                                                Name:  Richard F. Kurth
                                                Title: Vice President

                                            By: /s/ Mark L. Gold
                                                --------------------------------
                                                Name:  Mark L. Gold
                                                Title: Managing Director




                        Signature Page to Amendment No. 1
                               to Credit Agreement
                   and Amendment No. 1 Post Closing Agreement

                                                                  Execution Copy


                                 AMENDMENT NO. 2
                      TO CREDIT AGREEMENT, AMENDMENT NO. 2
                   TO POST CLOSING AGREEMENT, AMENDMENT NO. 1
                   TO COLLATERAL AGREEMENTS AND LIMITED WAIVER

         This AMENDMENT NO. 2 TO CREDIT AGREEMENT, AMENDMENT NO. 2 TO POST CLOSING AGREEMENT, AMENDMENT NO. 1 TO COLLATERAL AGREEMENTS AND LIMITED WAIVER (this "Amendment No. 2"), dated as of August 31, 2001 (the "Effective Date") is made among GENCORP INC., an Ohio corporation ("Borrower"), BANKERS TRUST COMPANY, for itself, as a Lender and as Administrative Agent for the Lenders ("Administrative Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS

         A. The Administrative Agent, the Lenders and the Borrower are party to that certain Credit Agreement dated as of December 28, 2000 (as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Post Closing Agreement dated as of January 26, 2001 ("Amendment No. 1") and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

         B. On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend certain provisions of the Credit Agreement.

         C. Pursuant to that certain Post Closing Agreement dated December 28, 2000 among the Borrower and the Administrative Agent (as amended by Amendment No. 1 and as further amended, restated, supplemented or otherwise modified from time to time, the "Post Closing Agreement"), the Borrower has agreed to take or cause to be taken on its behalf certain actions with respect to Collateral to be provided to the Administrative Agent on behalf of the Secured Creditors.

         D. The Borrower has requested that the Lenders provide additional time for the Borrower to take such actions under the Post Closing Agreement by amending, and on a limited basis waiving, certain provisions of the Post Closing Agreement as set forth herein.

         E. On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend and waive, on a limited basis, certain provisions of the Post Closing Agreement.

         F. The Administrative Agent and the Borrower are party to that certain Borrower Security Agreement dated as of December 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Borrower Security Agreement"), the Administrative Agent and the Borrower are party to that certain Borrower Pledge Agreement dated as of December 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Borrower Pledge Agreement"), the Administrative Agent and certain Subsidiaries of the Borrower (the "Assignors") are party to that certain Subsidiary Security Agreement dated as of December 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Security Agreement") and the Administrative Agent and certain Subsidiaries of the Borrower (the "Pledgors") are party to that certain Subsidiary Pledge Agreement dated as of December 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Pledge Agreement").

         G. On and subject to the terms and conditions hereof, to reflect changes in the Uniform Commercial Code applicable thereto, the Administrative Agent (with the consent of the Required Lenders) and the Borrower wish to amend certain provisions of the Borrower Security Agreement and the Borrower Pledge Agreement, the Administrative Agent (with the consent of the Required Lenders) and the Assignors wish to amend certain provisions of the Subsidiary Security Agreement and the Administrative Agent (with the consent of the Required Lenders) and the Pledgors wish to amend certain provisions of the Subsidiary Pledge Agreement.

         H. This Amendment No. 2 shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the conditions set forth in Section 10 hereof, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement is amended by deleting the definitions of "Scheduled Term A Repayments", "Scheduled Term B Repayments", "Subordination Agreement" and "Subsidiary Guarantor" in their entirety and by inserting the following definitions of "Scheduled Term A Repayments", "Scheduled Term B Repayments", and "Subsidiary Guarantor" in lieu thereof in the appropriate alphabetical order:

                           "Scheduled Term A Repayments" means, with respect to
                  the principal payments on the Term A Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:

                           Term A Loan Scheduled
                           Repayment Date                    Repayment Amount
                           ---------------------             ----------------
                           March 28, 2001                    $3,750,000.00
                           June 28, 2001                     $3,750,000.00
                           September 28, 2001                $2,373,903.51
                           December 28, 2001                 $2,373,903.51

                               Term A Loan Scheduled        Repayment
                               Repayment Date               Amount
                               ---------------------        ---------
                               March 28, 2002               $4,747,807.02
                               June 28, 2002                $4,747,807.02
                               September 28, 2002           $4,747,807.02
                               December 28, 2002            $4,747,807.02
                               March  28, 2003              $4,747,807.02
                               June 28, 2003                $4,747,807.02
                               September 28, 2003           $4,747,807.02
                               December 28, 2003            $4,747,807.02
                               March 28, 2004               $4,747,807.02
                               June 28, 2004                $4,747,807.02
                               September 28, 2004           $4,747,807.02
                               December 28, 2004            $4,747,807.02
                               March 28, 2005               $7,121,710.52
                               June 28, 2005                $7,121,710.52
                               September 28, 2005           $7,121,710.52
                               December 28, 2005            $7,121,710.49

                           "Scheduled Term B Repayments" means, with respect to
                  the principal payments on the Term B Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to Sections 4.3 and 4.4:

                               Term B Loan Scheduled        Repayment
                               Repayment Date               Amount
                               ---------------------        ---------
                               March 28, 2001               $500,000.00
                               June 28, 2001                $500,000.00
                               September 28, 2001           $664,886.93
                               December 28, 2001            $664,886.93
                               March 28, 2002               $664,886.93
                               June 28, 2002                $664,886.93
                               September 28, 2002           $664,886.93
                               December 28, 2002            $664,886.93
                               March 28, 2003               $664,886.93
                               June 28, 2003                $664,886.93
                               September 28, 2003           $664,886.93
                               December 28, 2003            $664,886.93
                               March 28, 2004               $664,886.93
                               June 28, 2004                $664,886.93
                               September 28, 2004           $664,886.93

                               December 28, 2004            $    664,886.93
                               March 28, 2005               $    664,886.93
                               June 28, 2005                $    664,886.93
                               September 28, 2005           $    664,886.93
                               December 28, 2005            $    664,886.93
                               March 28, 2006               $    664,886.93
                               June 28, 2006                $    664,886.93
                               September 28, 2006           $    664,886.93
                               December 28, 2006            $250,662,000.03

                           ""Subsidiary Guarantor" means each Material Domestic
                  Subsidiary of the Borrower, any Domestic Subsidiary of the Borrower which is a party to the Subsidiary Guaranty and any Subsidiary of the Borrower that becomes a party to the Subsidiary Guaranty or delivers a guaranty pursuant to Section
                  7.12 or 7.14."

                  (b) Section 7.1 of the Credit Agreement is amended by inserting the following new subsection (d) immediately after subsection
         (c) therein:

                           "(d)     Interim Financial Statements. Within thirty
                  (30) days after the end of the Fiscal Year of the Borrower ended as of November 30, 2001, unaudited financial statements consisting of a consolidated and consolidating balance sheet and statement of stockholders' equity of the Borrower and its Subsidiaries as at the end of such Fiscal Year and a consolidated and consolidating statement of income of the Borrower and its Subsidiaries for such Fiscal Year, all in reasonable detail and certified on behalf of the Borrower by a Responsible Officer of the Borrower as having been prepared, to the best knowledge of such Responsible Officer, in accordance with generally accepted accounting principles consistently applied (other than for normal year-end adjustments and, unless then required by the Borrower's reporting obligations to the Securities and Exchange Commission or by generally accepted accounting principles, footnote disclosure); provided, however, if as of November 30, 2001, the EIS Business Sale has occurred, this Section 7.1(d) shall not apply to the Borrower."

                  (c) Subsection (b) of Section 7.2 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "(b)     Officer's Certificates. Concurrently with
                  the delivery of the financial statements referred to in Sections 7.1(a), 7.1(b) and 7.1(d) (if such statements are required to be delivered by the terms of said Section 7.1(d)), a certificate of a Responsible Financial Officer substantially in the form of Exhibit 7.2(b) stating that, to the best of such officer's knowledge, (i) such financial statements present fairly, in accordance with GAAP, the financial condition and results of operations of the Borrower and its Subsidiaries for the period referred to therein (subject, in the case of interim statements, to normal recurring adjustments), (ii) no Event of Default or Unmatured Event of Default has occurred, except as specified in such certificate and, if so specified, the action which the Borrower proposes to take with respect thereto, which certificate shall set forth detailed computations to the extent necessary to establish the Borrower's compliance with the covenants set forth in Article IX of this Agreement and
                  (iii) setting forth the then current outstanding amount of each Intercompany Loan;"

                  (d) The last sentence of Section 8.1 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "Notwithstanding the foregoing clauses (a) through
                  (g) of this Section 8.1, the Borrower agrees that it will not, nor will it permit any of its Subsidiaries to pledge, encumber or otherwise suffer to exist thereon any Lien (other than Customary Permitted Liens), on (w) any real property owned by the Borrower or any of its Subsidiaries which is located in the State of California or the State of Nevada, (x) the Borrower's membership interest in AFC or the Borrower's rights as lender under the AFC Credit Agreement, (y) the Borrower's interest in the capital stock of Next Pharma or (z) (A) the Borrower's interest in the capital stock of GDX Automotive (Pribor) s.r.o. and of LNR Capital s.r.o. or (B) any real or personal property of either GDX Automotive (Pribor) s.r.o. or LNR Capital s.r.o."

                  (e) Subsections (g) and (h) of Section 8.2 of the Credit Agreement are deleted in their entirety and the following are substituted in lieu thereof:

                           "(g)     unsecured Indebtedness of the Borrower and
                  its Subsidiaries to the Borrower or any of its Subsidiaries; provided, however, that (x) in the case of such intercompany Indebtedness consisting of a loan or advance by a Credit Party, each such loan or advance made on or after the Closing Date shall be evidenced by an Intercompany Note payable to the Credit Party, in form and substance satisfactory to Administrative Agent, which Intercompany Notes shall be delivered and pledged to the Collateral Agent as part of the Collateral, and (y) in the case of such intercompany Indebtedness consisting of a loan or advance to a Subsidiary of the Borrower which is not a Credit Party, each such loan or advance, together with all other outstanding Indebtedness permitted by this clause (g)(y), plus the amount of all outstanding Indebtedness referred to in clause (h)(y) below that is incurred by Subsidiaries that are not Credit Parties, shall not exceed in the aggregate at any time $60,000,000 (without giving effect to Indebtedness issued as consideration in, or to provide all or any portion of the funds utilized to consummate the Draftex Acquisition);

                           (h)      Indebtedness incurred by a Foreign
                  Subsidiary to the Borrower or any of its Subsidiaries; provided, however, that (x) in the case of such Indebtedness consisting of a loan or advance by a Credit Party, each such loan or advance made on or after the Closing Date shall be evidenced by an Intercompany Note payable to the Credit Party, in form and substance satisfactory to Administrative Agent, which Intercompany Notes shall be delivered and pledged to the Collateral Agent as part of the Collateral and (y) in the case of such Indebtedness consisting of a loan or advance to a Foreign Subsidiary of the

                  Borrower which is not a Credit Party, each such loan or advance, together with all other outstanding Indebtedness permitted by this clause (h)(y), plus the amount of all outstanding Indebtedness referred to in clause (g)(y) above that is incurred by Foreign Subsidiaries that are not Credit Parties, shall not exceed in the aggregate at any time $60,000,000 (without giving effect to Indebtedness issued as consideration in, or to provide all or any portion of the funds utilized to consummate the Draftex Acquisition);"

                  (f) Subsection (k) of Section 8.2 of the Credit Agreement is amended by deleting the word "and" immediately before the phrase "(y) to support obligations of Subsidiaries" in the first sentence and inserting the word "or" in lieu thereof.

                  (g) Subsection (n) of Section 8.2 of the Credit Agreement is amended by deleting the phrase "; and" and inserting in lieu thereof ";".

                  (h) Subsection (o) of Section 8.2 of the Credit Agreement is amended by (i) deleting the phrase "; and" immediately before the phrase "(4) GenCorp's and AFC's obligations under the Indemnity Agreement" and inserting ";" in lieu thereof, and (ii) inserting the following immediately after clause (4) therein:

                           "and (5) GenCorp's obligation to make advances to AFC
                  in accordance with the AFC Credit Facility and AFC's obligation to repay such advances; and"

                  (i) Section 8.2 of the Credit Agreement is amended by inserting the following new subsection (p) immediately after subsection
         (o) therein:

                           "(p)     Indebtedness of the Borrower consisting of
                  unsecured Guarantee Obligations in favor of the United States Environmental Protection Agency which are incurred on behalf of Aerojet in connection with the EIS Business Sale or in connection with future carve-outs of restricted real property; provided, that such Guarantee Obligations permitted under this clause (p) shall not at any time exceed $100,000,000."

                  (j) Subsection (g) of Section 8.7 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "(g)     the Borrower may make intercompany loans and
                  advances (x) to any of its Wholly-Owned Subsidiaries, any Subsidiary of the Borrower may make intercompany loans and advances to the Borrower, and any Subsidiary of the Borrower may make intercompany loans and advances to any other Wholly-Owned Subsidiary of the Borrower (collectively, "Intercompany Loans"), in accordance with and to the extent permitted by Section 8.2(g) and (h) and (y) to AFC in accordance with the terms and conditions of the AFC Credit Facility;"

                  (k) Section 9.3 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "Section 9.3     Interest Coverage Ratio.

                           The Borrower will not permit the Interest Coverage
                  Ratio for any Test Period ending on the last day of each Fiscal Quarter set forth below to be less than the ratio set forth opposite such date:

                                 Fiscal Quarter                      Ratio
                                 ---------------                     -----
                               February 28, 2001                   3.50 to 1.00
                               May 31, 2001                        3.50 to 1.00
                               August 31, 2001                     2.75 to 1.00
                               November 30, 2001                   3.50 to 1.00
                               February 28, 2002                   3.75 to 1.00
                               May 31, 2002                        3.75 to 1.00
                               August 31, 2002                     3.75 to 1.00
                               November 30, 2002 and thereafter    4.00 to 1.00"

                  (l) Section 9.4 of the Credit Agreement is amended by deleting the ratio "3.25 to 1.00" directly across from the Fiscal Quarter ended August 31, 2001 and by inserting the ratio "4.25 to 1.00" in lieu thereof.

         2. Reallocation of Certain Commitments and Loans. In order to provide financial flexibility and additional liquidity to the Borrower prior to the completion of the EIS Business Sale, the Borrower hereby requests approval by the Lenders of the following actions:

                           (a) that the Term B Commitment be increased by an aggregate principal amount of $65,625,000.03 (the "Term B Commitment Increase Amount"), subject to the terms and conditions of this Amendment No. 2, such that the aggregate principal amount of the Term B Commitment shall equal $264,625,000.03 as of the date of this Amendment No. 2; and Bank One, NA, BT and ABN Amro Bank, B.V. each hereby agree to advance, severally, the entire amount of the Term B Commitment Increase Amount on the terms and conditions set forth in this Amendment No. 2, namely that: (i) $6,666,666.67 principal amount of Revolving Loans outstanding as of the date hereof and owing to BT and $6,666,666.67 principal amount of Revolving Loans outstanding as of the date hereof and owing to Bank One, NA, shall be reallocated from the Revolving Facility to the Term B Facility in satisfaction (together with the reallocation described in (ii) below) of the funding of the Term B Commitment Increase Amount, provided, that such reallocation of Loans from the Revolving Facility shall not cause a reduction in the Revolving Commitments of either BT or Bank One, NA (other than in accordance with (b) below); and
                  (ii) $20,083,333.35 principal amount of Term A Loans outstanding as of the date hereof and owing to BT, $20,083,333.35 principal amount of Term A Loans outstanding as of the date hereof and owing to Bank One, NA, and $12,124,999.99 principal amount of Term A Loans outstanding as of the date hereof and owing to ABN Amro Bank, B.V., shall be reallocated from the Term A Facility to the Term B Facility in satisfaction (together with the reallocation described in (i) above) of the funding of the

                  Term B Commitment Increase Amount, thereby reducing the aggregate principal amount of the Term A Facility to $90,208,333.31 as of the date of this Amendment No. 2;

                           (b) that, on or prior to the earlier of 5:00 p.m. (New York City time) (a) on October 15, 2001 or (b) on the date of closing of the EIS Business Sale, the Borrower shall cause the Revolving Commitment to be permanently reduced, in part, in the aggregate principal amount of $13,333,333.34, and shall cause any Revolving Loans relating thereto to be paid in full, provided, that such reduction of Revolving Commitment and repayment of Revolving Loans, if any, shall be applied solely to the Revolving Commitments and/or related Revolving Loans, as the case may be, of BT and Bank One, NA, on a pro rata basis, and shall not apply to the Revolving Commitments or Revolving Loans of any other Revolving Lender;

                           (c) that, upon the effectiveness of this Amendment No. 2, (i) Schedule 1.1(a) to the Credit Agreement shall be deemed modified to reflect the revised Term A Commitment and the revised Term B Commitment and (ii) in all necessary respects, the Credit Agreement, including, without limitation, Sections 4.1, 4.3, 4.4(k) and 4.5 of the Credit Agreement, shall be deemed amended without further action by any Lender to reflect such revised Term A Commitment and revised Term B Commitment and the terms of this Section 2 of this Amendment No. 2; and

                           (d) Bank One, NA, BT and ABN Amro Bank, B.V. each hereby agree to waive any compensation which they are otherwise entitled to pursuant to Section 3.5 of the Credit Agreement for funding losses resulting from the reallocation of Loans described in the preceding clauses.

         3. Amendments to Post Closing Agreement. Subject to the conditions set forth in Section 10 hereof, the Post Closing Agreement is hereby amended as follows:

                           (a) Paragraph 2 (including the subsections therein) of the Post Closing Agreement is deleted in its entirety and the words "Intentionally Omitted" are substituted in lieu thereof.

                           (b) Paragraph 3 (including the subsections therein) of the Post Closing Agreement is deleted in its entirety and the words "Intentionally Omitted" are substituted in lieu thereof.

                           (c) Subparagraph (a) of Paragraph 4 of the Post Closing Agreement is amended by deleting the phrase "GDX LLC" where it appears and by inserting the phrase "HENNIGES Elastomer-und Kunststofftechnik GmbH & Co. KG" in lieu thereof.

                           (d) Paragraph 8 of the Post Closing Agreement is amended by deleting the first line thereof and clauses (a),
                  (b) and (c) in their entirety and by inserting the phrase "Intentionally Omitted" in lieu thereof.

                           (e) Subparagraph (b) of Paragraph 9 of the Post Closing Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                                    "(b)     execute documentation, make filings
                           and otherwise take such actions and deliver such documents as the Administrative Agent may require to cause the Borrower to grant a lien and security interest to the Collateral Agent for the benefit of the Lenders in 65% of the stock of GDX Automotive SAS and to perfect such security interest, all under the laws of France;"

                           (f) Paragraph 10 (including the subsections therein) of the Post Closing Agreement is deleted in its entirety and the words "Intentionally Omitted" are substituted in lieu thereof.

                           (g) Subparagraph (a) of Paragraph 11 of the Post Closing Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                                    "(a)     execute documentation, make filings
                           and otherwise take such actions and deliver such documents as the Administrative Agent may require to cause Penn International Inc. to grant a lien and security interest to the Collateral Agent for the benefit of the Lenders in 65% of the stock of GenCorp GmbH and to perfect such security interest, all under the laws of Germany;"

                  (h) (i) Subparagraph (c) of Paragraph 11 of the Post Closing Agreement is amended by deleting the phrase "; and" and by inserting "." in lieu thereof, and (ii) subparagraph (d) of Paragraph 11 of the Post Closing Agreement is deleted in its entirety.

                  (i) Subparagraph (a) of Paragraph 12 of the Post Closing Agreement is amended by deleting the phrase "Berger, Missouri" where it appears in clause (ii) and by inserting the phrase "New Haven, Missouri" in lieu thereof.

         4. Amendments to Borrower Security Agreement. Subject to the conditions set forth in Section 10 hereof, the Borrower Security Agreement is amended as follows:

                  (a) Article I of the Borrower Security Agreement is amended by deleting the definition of "Investment Property" in its entirety and inserting in lieu thereof the following:

                           ""Investment Property" shall have the meaning
                  ascribed thereto in Section 9-102 of the New York UCC and shall include, without limitation (i) all securities, whether certificated or uncertificated, including, without limitation, stocks, bonds, interests in limited liability companies, partnership interests, treasury securities, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of the Borrower, including without limitation, the rights of the Borrower to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts held by the Borrower; (iv) all commodity contracts held by the Borrower; and (v) all commodity accounts held by the Borrower."

                  (b) Article I of the Borrower Security Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

                           "Deposit Accounts" shall have the meaning provided in
                  the New York UCC.

                           "Letter-of-Credit Rights" shall have the meaning
                  provided in the New York UCC".

                           "Software" shall have the meaning provided in the New
                  York UCC.

                           "Supporting Obligations" shall have the meaning
                  provided in the New York UCC.

                  (c) Subsection (a) of Section 2.1 of the Borrower Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "(a) As security for the prompt and complete payment
                  and performance when due of all of the Obligations, the Borrower does hereby collaterally assign and transfer unto the Collateral Agent, for the benefit of the Secured Creditors, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and other Permitted Liens) in, all of the right, title and interest of the Borrower in, to and under all of the personal property of the Borrower, wherever located, whether now existing or hereafter from time to time acquired, including the following: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Borrower symbolized by the Marks, (vi) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (vii) all Software of the Borrower and all intellectual property rights therein and all other proprietary information of the Borrower, including, but not limited to, Trade Secrets, (viii) all other Goods, General Intangibles, Chattel Paper, Documents, Investment Property and Instruments, (ix) all Supporting Obligations and Letter-of-Credit Rights, (x) all cash, accounts, deposits, Deposit Accounts, securities and insurance policies now or at any time hereafter in the possession or under control of the Borrower or its respective bailees and any interest thereon,
                  (xi) all other personal property of the Borrower, whether now owned or hereafter acquired, (xii) all documents of title evidencing or issued with respect to any of the foregoing, and
                  (xiii) all Proceeds and products of any and all of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of the Borrower in respect thereof) (all of the above, collectively, the "Collateral")."

                  (d) Section 3.7 of the Borrower Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "3.7. Trade Names; Change of Name. The Borrower has
                  not operated nor does operate in any jurisdiction under, or in the preceding 12 months has had nor has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name (which is as set forth in the preamble of this Agreement) and such other trade, fictitious or other names as are listed on Annex D hereto. The Borrower shall not change its legal name nor assume or operate in any jurisdiction under any trade, fictitious or other name in any manner which might make any financing statement or continuation statement filed in connection therewith seriously misleading within the meaning of Section 9-506 of the UCC unless and until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) upon its reasonable request, the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby."

                  (e) Article III of the Borrower Security Agreement is amended by inserting the following immediately after Section 3.7 therein:

                           "3.8. State of Incorporation. The state of
                  incorporation of the Borrower is Ohio. The Borrower shall not change the state in which it is incorporated. The Borrower shall preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets."

                  (f) Article IV of the Borrower Security Agreement is amended by (i) inserting the words "OTHER COLLATERAL" to the title of said Article immediately after the words "RIGHTS; INSTRUMENTS;" and
         (ii) inserting the following immediately after Section 4.6 therein:

                           "4.7. Other Collateral. If the Borrower owns or
                  acquires any Deposit Accounts, Investment Property, Letter-of-Credit Rights or electronic chattel paper constituting Collateral, the Borrower will within 15 days notify the Collateral

                  Agent thereof, and upon request by the Collateral Agent will cooperate with the Collateral Agent in obtaining control with respect to such Collateral. The Borrower will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to the Collateral Agent indicating that the Collateral Agent has a security interest in the Chattel Paper."

                  (g) Section 7.4 of the Borrower Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "7.4. Financing Statements. The Borrower authorizes
                  the Collateral Agent to file such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest (subject only to Permitted Liens) in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC or other relevant law as enacted from time to time in any relevant jurisdiction. The Borrower will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral."

         5. Amendments to Subsidiary Security Agreement. Subject to the conditions set forth in Section 10 hereof, the Subsidiary Security Agreement is hereby amended as follows:

                  (a) Article I of the Subsidiary Security Agreement is amended by deleting the definition of "Investment Property" in its entirety and substituting in lieu thereof the following:

                           ""Investment Property" shall have the meaning
                  ascribed thereto in Section 9-102 of the New York UCC and shall include, without limitation (i) all securities, whether certificated or uncertificated, including, without limitation, stocks, bonds, interests in limited liability companies, partnership interests, treasury securities, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Assignor, including without limitation, the rights of any Assignor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts held by any Assignor;
                  (iv) all commodity contracts held by any Assignor; and (v) all commodity accounts held by any Assignor."

                  (b) Article I of the Subsidiary Security Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

                           ""Deposit Accounts" shall have the meaning provided
                  in the New York UCC.

                           "Letter-of-Credit Rights" shall have the meaning
                  provided in the New York UCC.

                           "Software" shall have the meaning provided in the New
                  York UCC.

                           "Supporting Obligations" shall have the meaning
                  provided in the New York UCC."

                  (c) Subsection (a) of Section 2.1 of the Subsidiary Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "(a)     As security for the prompt and complete
                  payment and performance when due of all of the Obligations, each Assignor does hereby collaterally assign and transfer unto the Collateral Agent, for the benefit of the Secured Creditors, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and other Permitted Liens) in, all of the right, title and interest of such Assignor in, to and under all of the personal property of such Assignor, wherever located, whether now existing or hereafter from time to time acquired, including the following: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights, and all reissues, renewals or extensions thereof,
                  (vii) all Software of the Borrower and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secrets, (viii) all other Goods, General Intangibles, Chattel Paper, Documents, Investment Property and Instruments, (ix) all Supporting Obligations and Letter-of-Credit Rights, (x) all cash, accounts, deposits, Deposit Accounts, securities and insurance policies now or at any time hereafter in the possession or under control of such Assignor or its respective bailees and any interest thereon, (xi) all other personal property of such Assignor, whether now owned or hereafter acquired, (xii) all documents of title evidencing or issued with respect to any of the foregoing, and (xiii) all Proceeds and products of any and all of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of such Assignor in respect thereof) (all of the above, collectively, the "Collateral").

                  (d) Section 3.7 of the Subsidiary Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "3.7.    Trade Names; Change of Name. Each Assignor
                  has not operated nor does operate in any jurisdiction under, or in the preceding 12 months has had nor has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name (which is as set forth in Annex B to this Agreement) and such other trade, fictitious or other names as are listed on Annex D hereto. Each Assignor shall not change its legal name nor assume or operate in any jurisdiction under any trade, fictitious or other name in any manner which might make any financing statement or continuation statement filed in connection therewith seriously misleading within the meaning of Section 9-506 of the UCC unless and until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) upon its reasonable request, the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby."

                  (e) Article III of the Subsidiary Security Agreement is amended by inserting the following immediately after Section 3.7 therein:

                           "3.8.    State of Incorporation. The state of
                  incorporation of each Assignor is set forth on Annex B hereto. Each Assignor shall not change the state in which it is incorporated. Each Assignor shall preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets."

                  (f) Article IV of the Subsidiary Security Agreement is amended by (i) inserting the words "OTHER COLLATERAL" to the title of said Article immediately after the words "RIGHTS; INSTRUMENTS;" and
         (ii) inserting the following immediately after Section 4.6 therein:

                           "4.7.    Other Collateral. If any Assignor owns or
                  acquires any Deposit Accounts, Investment Property, Letter-of-Credit Rights or electronic chattel paper constituting Collateral, such Assignor will within 15 days notify the Collateral Agent thereof, and upon request by the Collateral Agent will cooperate with the Collateral Agent in obtaining control with respect to such Collateral. Each Assignor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to the Collateral Agent indicating that the Collateral Agent has a security interest in the Chattel Paper."

                  (g) Section 7.4 of the Subsidiary Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "7.4.    Financing Statements. Each Assignor
                  authorizes the Collateral Agent to file such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest (subject only to Permitted Liens) in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC or other relevant law as enacted from time to time in any relevant jurisdiction. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral."

                  (h) Annex B of the Subsidiary Security Agreement is deleted in its entirety and Annex B attached to this Amendment No. 2 is substituted in lieu thereof.

         6. Amendments to Borrower Pledge Agreement. Subject to the conditions set forth in Section 10 hereof, the Borrower Pledge Agreement is hereby amended as follows:

                  (a) Section 2.2 of Borrower Pledge Agreement is amended by inserting the word "Pledged" immediately preceding the word "Notes" in the first sentence thereof.

                  (b) Section 2.3 of Borrower Pledge Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "2.3.    Uncertificated Securities. Notwithstanding
                  anything to the contrary contained in Sections 2.1 and 2.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including cooperating with the Collateral Agent in obtaining control with respect to such Securities). The Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee."

         7. Amendments to Subsidiary Pledge Agreement. Subject to the conditions set forth in Section 10 hereof, the Subsidiary Pledge Agreement is hereby amended as follows:

                  (a) Section 2.2 of Subsidiary Pledge Agreement is amended by inserting the word "Pledged" immediately preceding the word "Notes" in the first sentence thereof.

                  (b) Section 2.3 of Subsidiary Pledge Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "2.3.    Uncertificated Securities. Notwithstanding
                  anything to the contrary contained in Sections 2.1 and 2.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law

                  (including cooperating with the Collateral Agent in obtaining control with respect to such Securities). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee."

         8. Limited Waiver. The Lenders hereby waive (a) for the period commencing April 1, 2001 and ending on September 15, 2001, any Event of Default or Unmatured Event of Default arising solely as a result of the Borrower's failure to meet, in the time frames provided therein, the requirements of Paragraphs 4, 9 and 12 of the Post Closing Agreement (as amended by Amendment No. 1) and (b) for the period commencing May 31, 2001 and ending on October 31, 2001, any Event of Default or Unmatured Event of Default arising solely as a result of the Borrower's failure to meet, in the time frame provided therein, the requirements of Section 7.11 of the Credit Agreement (as amended by Amendment No. 1). Upon expiration of the waiver set forth in clause (a) of the preceding sentence without compliance by the Borrower with the requirements specified therein, such waiver shall be automatically revoked and the requirements of the Post Closing Agreement (as amended by Amendment No. 1) waived thereby shall again be in full force with retroactive effect to the dates specified in the Post Closing Agreement (as amended by Amendment No. 1). Upon expiration of the waiver set forth in clause (b) of the second preceding sentence without compliance by the Borrower with the requirements specified therein, such waiver shall be automatically revoked and the requirements of the Credit Agreement (as amended by Amendment No. 1) waived thereby shall again be in full force with retroactive effect to the date specified in the Credit Agreement (as amended by Amendment No. 1). In each case, following such expiration and noncompliance as described in the respective preceding sentences, the Administrative Agent and the Lenders shall have all rights and remedies under the Post Closing Agreement, the Credit Agreement and any other Loan Document or otherwise that the Administrative Agent and the Lenders would have had if any such waiver had never been granted.

         9. Representations and Warranties. As of the date hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) After giving effect to this Amendment No. 2 (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing and (ii) the representations and warranties of the Borrower contained in the Loan Documents shall each be true and correct in all material respects at and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which event such representation and warranties shall be true and correct as of such specified date.

                  (b) The execution, delivery and performance, as the case may be, by the Borrower of this Amendment No. 2 and the other documents and transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approvals) of the Borrower, shall have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate or articles of incorporation or bylaws of the Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower.

                  (c) Each of this Amendment No. 2, the Credit Agreement, the Post Closing Agreement and any other Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except to the extent enforceability is limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally or by application of general principles of equity.

         10. Conditions. This Amendment No. 2 shall become effective as of the date first above written; provided, that the Administrative Agent shall have received:

                  (a) counterparts of this Amendment No. 2 duly executed by the Borrower, the Subsidiary Guarantors, the Assignors (solely with respect to Section 5 above), the Pledgors (solely with respect to
         Section 7 above), the Administrative Agent and the percentage of Lenders required by the Credit Agreement; and

                  (b) from the Borrower all fees and expenses of legal counsel due and payable pursuant to Section 12.4 of the Credit Agreement (to the extent then invoiced).

         11. Affirmation of Subsidiary Guarantors. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment No. 2 and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         12. Amendment Fee. The Borrower hereby agrees to pay, without setoff, deduction or counterclaim, a non-refundable amendment fee for the account of each Lender, other than the Agents or ABN Amro Bank, N.V., that has executed and delivered (including delivery of way of telecopy) a copy of this Amendment No. 2 to the attention of Kay McNab at Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601, telecopy number 312-558-5700, at or prior to noon, New York City time, on Friday, August 31, 2001, in an amount equal to 0.10% of such Lender's Commitment. The aggregate amount of such amendment fee shall be paid at or prior to noon, New York City time, on Tuesday, September 4, 2001 to the Administrative Agent for the pro rata account of the Lenders entitled to receive such amendment fee.

         13. Successors and Assigns. This Amendment No. 2 shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Amendment No. 2 are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment No. 2.

         14. Entire Agreement. This Amendment No. 2, the Credit Agreement (as amended hereby), the Post Closing Agreement (as amended hereby) and the other Loan Documents (as amended hereby, if applicable) constitute the entire agreement of the parties with respect to the subject matter hereof.

         15. Incorporation of Credit Agreement. The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment No. 2.

         16. Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment No. 2 in any manner or respect limits or terminates any of the provisions of the Credit Agreement, the Post Closing Agreement or any of the other Loan Documents other than as amended as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby), the Post Closing Agreement (as amended hereby) and each of the other Loan Documents (as amended hereby, if applicable) remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement, the Post Closing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement, the Post Closing Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement, the Post Closing Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Effective Date each reference in the Credit Agreement or the Post Closing Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement, the Post Closing Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, the Post Closing Agreement, the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower Pledge Agreement or the Subsidiary Pledge Agreement, as applicable, as amended hereby.

         17. Captions. Section captions used in this Amendment No. 2 are for convenience only, and shall not affect the construction of this Amendment No. 2.

         18. Severability. Whenever possible each provision of this Amendment No. 2 shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 2 shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         19. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

                            [signature pages follow]

         IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the date first written above.

                                    GENCORP INC.



                                    By:   /s/ Yasmin R. Seyal
                                       -----------------------------------
                                          YASMIN R. SEYAL
                                          Treasurer

























                        Signature Page to Amendment No. 2

                                    AEROJET-GENERAL CORPORATION, as
                                    Subsidiary Guarantor, Assignor and Pledgor



                                    By:   /s/ Yasmin R. Seyal
                                       -----------------------------------
                                          YASMIN R. SEYAL
                                          Treasurer












                        Signature Page to Amendment No. 2

                                    AEROJET ORDNANCE TENNESSEE, INC., as
                                    Subsidiary Guarantor, Assignor and Pledgor




                                    By:   /s/ Brian E. Sweeney
                                       -----------------------------------
                                          BRIAN E. SWEENEY
                                          Vice President and Secretary










                        Signature Page to Amendment No. 2

                                    GENCORP PROPERTY INC., as Subsidiary
                                    Guarantor, Assignor and Pledgor



                                    By:  /s/ Yasmin R. Seyal
                                       -----------------------------------
                                         YASMIN R. SEYAL
                                         Treasurer















                        Signature Page to Amendment No. 2

                                    PENN INTERNATIONAL INC., as Subsidiary
                                    Guarantor, Assignor and Pledgor



                                    By:  /s/ Robert C. Anderson
                                       -----------------------------------
                                         ROBERT C. ANDERSON
                                         Secretary












                        Signature Page to Amendment No. 2

                                    GDX LLC, as Subsidiary Guarantor, Assignor and Pledgor



                                    By:  /s/ Yasmin R. Seyal
                                       ------------------------------------
                                         YASMIN R. SEYAL
                                         Treasurer

















                        Signature Page to Amendment No. 2

                                    GDX AUTOMOTIVE INC., as
                                    Subsidiary Guarantor, Assignor and Pledgor



                                    By:  /s/  Yasmin R. Seyal
                                       -------------------------------------
                                         YASMIN R. SEYAL
                                         Treasurer














                        Signature Page to Amendment No. 2

                                    BANKERS TRUST COMPANY,
                                    as Lender, Administrative Agent and
                                    Collateral Agent



                                    By:  /s/  Marguerite Sutton
                                       ------------------------------------
                                            Name:    Marguerite Sutton
                                            Title:   Vice President














                        Signature Page to Amendment No. 2

                                    BANK ONE, NA,
                                    as Lender



                                    By:  /s/   Karen C. Ryan
                                       ------------------------------------
                                            Name:    Karen C. Ryan
                                            Title:   Vice President

















                        Signature Page to Amendment No. 2

                                    ABN AMRO Bank N.V.,
                                    as Lender


                                    By:  /s/  Peter Hsu
                                       -----------------------------------
                                            Name:    PETER HSU
                                            Title:   Vice President



                                    By:  /s/  Edward John Hill III
                                       ------------------------------------
                                            Name:  EDWARD JOHN HILL III
                                            Title:   Assistant Vice President

















                        Signature Page to Amendment No. 2

                                    THE BANK OF NEW YORK,
                                    as Lender


                               By:  /s/   Lisa Y. Brown
                                  ------------------------------------
                                       Name:    Lisa Y. Brown
                                       Title    Vice President














                        Signature Page to Amendment No. 2

                                    BANK OF NOVA SCOTIA,
                                    as Lender



                                    By:  /s/Mark Sparrow
                                       ---------------------------------
                                            Name:    Mark Sparrow
                                            Title:   Director
















                        Signature Page to Amendment No. 2

                                    THE NORTHERN TRUST COMPANY,
                                    as Lender


                                    By:  /s/Melissa A. Whitson
                                       -------------------------------------
                                            Name:    Melissa A. Whitson
                                            Title:   Vice President

















                        Signature Page to Amendment No. 2

                                    WELLS FARGO BANK, N.A.,
                                    as Lender


                                    By:  /s/  Rick A. Souza
                                       -------------------------------------
                                            Name:    Rick A. Souza
                                            Title:   Vice President




















                        Signature Page to Amendment No. 2

                                    CONTINENTAL ASSURANCE COMPANY,
                                    as Lender

                                    By: TCW Asset Management Company,



                                    By:   /s/ Richard F. Kurth
                                       ------------------------------------
                                             Name:    RICHARD F. KURTH
                                             Title:   Vice President



                                    By:   /s/ Mark L. Gold
                                       ------------------------------------
                                             Name:    MARK l. GOLD
                                             Title:   Managing Director















                        Signature Page to Amendment No. 2

                                    KATONAH II, LTD ,
                                    as Lender

                                    By:  Katonah Capital LLC, as Manager


                                    By:  /s/  Ralph Della Rocca
                                       -----------------------------------
                                    Name:    Ralph Della Rocca
                                    Title:   Authorized Officer Katonah Capital,
                                             LLC As Manager



















                        Signature Page to Amendment No. 2

                                    KZH CRESCENT LLC,
                                    as Lender



                                    By:  /s/  Brian Turkfeld
                                       ------------------------------------
                                            Name:    BRIAN TURKFELD
                                            Title:   Authorized Agent



















                        Signature Page to Amendment No. 2

                                    KZH CRESCENT-2 LLC,
                                    as Lender



                                    By:  /s/    Brian Turkfeld
                                       -----------------------------------
                                    Name:    BRIAN TURKFELD
                                    Title:   Authorized Agent
















                        Signature Page to Amendment No. 2

                                    KZH CRESCENT-3 LLC,
                                    as Lender



                                     y:  /s/    Brian Turkfeld
                                       ----------------------------------
                                    Name:    BRIAN TURKFELD
                                    Title:   Authorized Agent



















                        Signature Page to Amendment No. 2

                                    SEQUILS I, LTD.,
                                    as Lender

                                    By: TCW Advisers, Inc.
                                        as its Collateral Manager



                                    By:    /s/  Richard F. Kurth
                                       -----------------------------------
                                    Name:    Richard F. Kurth
                                    Title:   Vice President



                                    By:  /s/ Mark L. Gold
                                       -----------------------------------
                                    Name:    Mark L. Gold
                                    Title:   Managing Director



















                        Signature Page to Amendment No. 2

                                    SEQUILS IV, LTD.,
                                    as Lender

                                    By: TCW Advisers, Inc.
                                        as its Collateral Manager

                                    By:    /s/  Richard F. Kurth
                                       ------------------------------------
                                    Name:    Richard F. Kurth
                                    Title:   Vice President



                                    By:  /s/ Mark L. Gold
                                       ------------------------------------
                                    Name:    Mark L. Gold
                                    Title:   Managing Director



















                        Signature Page to Amendment No. 2

                                    TCW LEVERAGED INCOME TRUST IV, L.P.,
                                    as Lender

                                    By: TCW (LINC IV), L.L.C.,
                                       as General Partner

                                       By: TCW Asset Management Company,
                                       as managing member of the General Partner



                                    By:    /s/  Richard F. Kurth
                                       ------------------------------------
                                    Name:    Richard F. Kurth
                                    Title:   Vice President



                                    By:  /s/ Mark L. Gold
                                       ------------------------------------
                                    Name:    Mark L. Gold
                                    Title:   Managing Director



















                        Signature Page to Amendment No. 2

                                    TORONTO DOMINION (NEW YORK), INC.,
                                    as Lender



                                    By:     /s/ Stacey Malek
                                       ------------------------------------
                                    Name:  STACEY MALEK
                                    Title:   Vice President




















                        Signature Page to Amendment No. 2

                                    UNITED OF OMAHA LIFE INSURANCE
                                    COMPANY, as Lender

                                    By: TCW Asset Management Company,
                                        its Investment Advisor



                                    By:  /s/ Richard F. Kurth
                                      -----------------------------------
                                    Name:    RICHARD F. KURTH
                                    Title:   Vice President




                                    By:   /s/ Mark L. Gold
                                      -------------------------------
                                    Name:    MARK L. GOLD
                                    Title:   Managing Director


















                        Signature Page to Amendment No. 2

                                    FIRST UNION NATIONAL BANK,
                                    as Lender



                                    By: /s/ Frederick E. Blumer
                                        ---------------------------
                                            Name:  FREDERICK E. BLUMER
                                            Title:   Vice President

















                        Signature Page to Amendment No. 2

                                    CIGNA COLLATERALIZED HOLDINGS 1999-1
                                    CDO, LIMITED, as Lender


                                    By:  /s/ John P. Connor
                                       ---------------------------
                                    Name:    John P. Connor
                                    Title:   Vice President




















                        Signature Page to Amendment No. 2

                                    CAPTIVA II FINANCE LTD.,
                                    as Lender



                                    By: /s/ David Dyer
                                        -------------------
                                            Name:  DAVID DYER
                                            Title:   Director























                        Signature Page to Amendment No. 2

                                                                  Execution Copy

                                 LIMITED WAIVER

         This LIMITED WAIVER (this "Waiver"), dated as of October 15, 2001, is made among GENCORP INC., an Ohio corporation (the "Borrower"), BANKERS TRUST COMPANY, for itself, as Lender and as Administrative Agent for the Lenders (the "Administrative Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS

         A. The Administrative Agent, the Lenders and the Borrower are party to that certain Credit Agreement dated as of December 28, 2000 (as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Post Closing Agreement dated as of January 26, 2001 (the "Amendment No. 1") and by that certain Amendment No. 2 to Credit Agreement, Amendment No. 2 to Post Closing Agreement, Amendment No. 1 to Collateral Agreements and Limited Waiver dated as of August 31, 2001 (the "Amendment No. 2")) (collectively, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Waiver shall have the meanings ascribed to them by the Facility Agreement.

         B. Pursuant to Amendment No. 2, the Borrower agreed to cause the Revolving Commitment to be permanently reduced in part, and Revolving Loans relating thereto to be repaid, on the earlier of 5:00 p.m. (New York City time)
(a) on October 15, 2001 or (b) the date of closing of the EIS Business Sale

         C. The Borrower has requested a waiver of, and the Lenders wish to waive, on a limited basis the provision of Amendment No. 2 described in B. above on the terms and conditions set forth below.


         NOW, THEREFORE, in consideration of the premises and the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Limited Waiver. The Lenders hereby waive, for the period commencing October 15, 2001 and ending on October 31, 2001, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of Section 2(b) of Amendment No. 2 as result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans as required by the terms of said Section. Upon expiration of the waiver set forth in the preceding sentence without compliance by the Borrower with the requirements specified therein, such waiver shall be automatically revoked and the requirements of the Credit Agreement (as amended by Amendment No. 1 and Amendment No. 2) waived thereby shall again be in full force with retroactive effect to the dates specified in the Credit Agreement (as amended by Amendment No. 1 and Amendment No. 2). In such case, following such expiration and noncompliance as described in the preceding sentences, the Administrative Agent and the Lenders shall have all rights and remedies under the Credit Agreement (as amended by Amendment No. 1 and Amendment No. 2) and any other Loan Document or otherwise that the

Administrative Agent and the Lenders would have had if any such waiver had never been granted.

                  2. Representation and Warranty. As an inducement to the Lenders to grant the foregoing waiver, the Borrower represents and warrants that, after giving effect to this Waiver, as of the date hereof (a) there exists no Event of Default or Unmatured Event of Default and (b) the representations and warranties contained in the Credit Agreement are true and correct except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

                  3. Effective Time. This Waiver shall become effective upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders.

                  4.       Miscellaneous.

                           (a) The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any Event of Default, Unmatured Event of Default, condition or provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Except as specifically waived above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The Borrower hereby reaffirms its obligations under the Credit Agreement and all of the other Loan Documents to which it is a party.

                           (b) Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.

                           (c) This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument

                  5. Affirmation of Subsidiary Guarantors. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Waiver and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  6. Successors and Assigns. This Waiver shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the

Lenders. The terms and provisions of this Waiver are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Waiver.

                  7. Incorporation of Credit Agreement. The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment No. 2.

                  8. Counterparts. This Waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver.

                            [signature pages follow]

IN WITNESS WHEREOF, this Waiver. has been duly executed as of the date first written above.

                                       GENCORP INC.



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           YASMIN R. SEYAL


                        Signature Page to Limited Waiver

                                       AEROJET-GENERAL CORPORATION,
                                       as Subsidiary Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  YASMIN R. SEYAL


                        Signature Page to Limited Waiver

                                      AEROJET ORDANCE TENNESSEE, INC., as
                                      Subsidiary Guarantor, Assignor and Pledgor

                                      By:  /s/ Brian E. Sweeney
                                           -------------------------------------
                                           BRIAN E. SWEENEY
                                           Vice President and Secretary


                        Signature Page to Limited Waiver

                                       GENCORP PROPERTY INC., as Subsidiary
                                       Guarantor, Assignor and Pledgor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           YASMIN R. SEYAL


                        Signature Page to Limited Waiver

                                       PENN INTERNATIONAL INC., as Subsidiary
                                       Guarantor, Assignor and Pledgor



                                       By: /s/ Terry L. Hall
                                           -------------------------------------
                                           TERRY L. HALL


                        Signature Page to Limited Waiver

                                       GDX LLC, as Subsidiary Guarantor,
                                       Assignor and Pledgor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           YASMIN R. SEYAL


                        Signature Page to Limited Waiver

                                       GDX AUTOMOTIVE INC., as Subsidiary
                                       Guarantor, Assignor and Pledgor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           YASMIN R. SEYAL


                        Signature Page to Limited Waiver

                                       BANKERS TRUST COMPANY,
                                       as Lender, Administrative Agent and
                                       Collateral Agent



                                       By: /s/ Marguerite Sutton
                                           -------------------------------------
                                           Name:  Marguerite Sutton
                                           Title: Vice President


                        Signature Page to Limited Waiver

                                       BANK ONE, NA,
                                       as Lender



                                       By: /s/ Stephen C. Price
                                           -------------------------------------
                                           Name:  Stephen C. Price
                                           Title: First Vice President


                        Signature Page to Limited Waiver

                                       ABN AMRO Bank, N.V.,
                                       as Lender



                                       By: /s/ Mary L. Honda
                                           -------------------------------------
                                           Name:  MARY L. HONDA
                                           Title: Group Vice President



                                       By: /s/ Edward John Hill III
                                           -------------------------------------
                                           Name:  EDWARD JOHN HILL III
                                           Title: Assistant Vice President


                        Signature Page to Limited Waiver

                                       THE BANK OF NEW YORK,
                                       as Lender



                                       By: /s/ Elizabeth Ying
                                           -------------------------------------
                                           Name: Elizabeth Ying
                                           Title Vice President


                        Signature Page to Limited Waiver

                                       BANK OF NOVA SCOTIA,
                                       as Lender



                                       By: /s/ Mark Sparrow
                                           -------------------------------------
                                           Name:  Mark Sparrow
                                           Title: Director


                        Signature Page to Limited Waiver

                                       NATIONAL CITY BANK,
                                       as Lender



                                       By: /s/ Tom Gurbach
                                           -------------------------------------
                                           Name:  Tom Gurbach
                                           Title: Vice President


                        Signature Page to Limited Waiver

                                       THE NORTHERN TRUST COMPANY,
                                       as Lender



                                       By: /s/ Patrick J. Connelly
                                           -------------------------------------
                                           Name:  Patrick J. Connelly
                                           Title: Vice President


                        Signature Page to Limited Waiver

                                       WELLS FARGO BANK, N.A.,
                                       as Lender



                                       By: /s/ Rick A. Souza
                                           -------------------------------------
                                           Name:  Rick A. Souza
                                           Title: Vice President


                        Signature Page to Limited Waiver

                                       KATONAH II, LTD.,
                                       as Lender



                                       By: Katonah Capital LLC, as Manager



                                       By: /s/ Ralph Della Rocca
                                           -------------------------------------
                                           Name:  Ralph Della Rocca
                                           Title: Authorized Officer Katonah
                                                  Capital, LLC As Manager


                        Signature Page to Limited Waiver

                                       TORONTO DOMINION (NEW YORK), INC.,
                                       as Lender



                                       By: /s/ Stacey Malek
                                           -------------------------------------
                                           Name:  STACEY MALEK
                                           Title: Vice President


                        Signature Page to Limited Waiver

                                       FIRST UNION NATIONAL BANK,
                                       as Lender



                                       By: /s/ Frederick E. Blumer
                                           -------------------------------------
                                           Name:  Frederick E. Blumer
                                           Title: Vice President


                        Signature Page to Limited Waiver

           LIMITED WAIVER AND TEMPORARY COMMITMENT INCREASE AGREEMENT

         This LIMITED WAIVER AND TEMPORARY COMMITMENT INCREASE AGREEMENT (this "Waiver and Agreement"), dated as of November 20, 2001, is made among GENCORP INC., an Ohio corporation (the "Borrower"), BANKERS TRUST COMPANY, for itself, as Lender and as Administrative Agent for the Lenders (the "Administrative Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS

         A. The Administrative Agent, the Lenders and the Borrower are party to that certain Credit Agreement dated as of December 28, 2000 (as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Post Closing Agreement dated as of January 26, 2001 ("Amendment No. 1") and by that certain Amendment No. 2 to Credit Agreement, Amendment No. 2 to Post Closing Agreement, Amendment No. 1 to Collateral Agreements and Limited Waiver dated as of August 31, 2001 ("Amendment No. 2")) (collectively, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Waiver shall have the meanings ascribed to them by the Credit Agreement.

         B. Pursuant to Amendment No. 2, the Borrower agreed to cause the Revolving Commitment to be permanently reduced in part, and Revolving Loans relating thereto to be repaid, on the earlier of 5:00 p.m. (New York City time)
(a) on October 15, 2001 or (b) the date of closing of the EIS Business Sale.

         C. The Borrower, the Lenders and the Administrative Agent are party to that certain Limited Waiver dated as of October 15, 2001, pursuant to which the Lenders agreed to waive, for the period commencing October 15, 2001 and ending on October 31, 2001, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of Section 2(b) of Amendment No. 2 (the "Waived Section") as result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans, in part, as required by the terms of said Section.

         D. Acting pursuant to Section 2.8 of the Credit Agreement, the Borrower has elected to increase the aggregate Revolving Commitment by $2,833,333.33 (the "Revolving Commitment Increase") to $152,833,333.33, on a temporary basis, and has notified the Administrative Agent of such election.

         E. The Borrower has requested an extension of the limited waiver of the Waived Section, and has requested certain additional waivers relating to the Revolving Commitment Increase, and the Lenders are willing, on and subject to the terms and conditions set forth below, to consent to such extension of the limited waiver of the Waived Section and to consent to such other waivers, all as provided below.

         NOW, THEREFORE, in consideration of the premises and the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:



                     Signature Page to Waiver and Agreement

         1. Limited Waiver. The Lenders hereby waive, for the period commencing October 31, 2001 and ending on December 31, 2001, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of
Section 2(b) of Amendment No. 2 as result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans, in part, as required by the terms of said Section. Upon expiration of the waiver set forth in the preceding sentence without compliance by the Borrower with the requirements specified therein, such waiver shall be automatically revoked and the requirements of the Credit Agreement (as amended by Amendment No. 1 and Amendment No. 2) waived thereby shall again be in full force with retroactive effect to the dates specified in the Credit Agreement (as amended by Amendment No. 1 and Amendment No. 2). In such case, following such expiration and noncompliance as described in the preceding sentences, the Administrative Agent and the Lenders shall have all rights and remedies under the Credit Agreement (as amended by Amendment No. 1 and Amendment No. 2) and any other Loan Document or otherwise that the Administrative Agent and the Lenders would have had if any such waiver had never been granted.

         2. Temporary Revolving Commitment Increase and related Waivers. In accordance with Section 2.8 of the Credit Agreement, Bank One, NA hereby agrees to increase its Revolving Commitment by the amount of $2,833,333.33 (the "Revolving Commitment Increase"), effective for the period commencing October 31, 2001 and ending on December 31, 2001, for a total Revolving Commitment under the Credit Agreement of $34,500,000 with respect to such Lender, and each of the Administrative Agent and the Borrower consents to the foregoing additional, temporary Revolving Commitment. The Borrower, the Administrative Agent and the Lenders hereby acknowledge that, pursuant to Section 2.8 of the Credit Agreement, the Credit Agreement is deemed amended without further action by any party to reflect the revised Revolving Commitment of Bank One, NA. In connection with the foregoing Revolving Commitment Increase, the Lenders hereby waive any terms or conditions precedent provided for in said Section 2.8 of the Credit Agreement with regard to the implementation of the Revolving Commitment Increase, including, without limitation, the prescribed minimum amount of such increase, advance notice of such increase, delivery of financial projections, and the solicitation of the existing Lenders in connection with such increase, and the Borrower, the Administrative Agent and the Lenders agree that the Revolving Commitment Increase shall become effective on the effective date of this Waiver and Amendment without further action on the part of the Borrower, the Administrative Agent, Bank One, NA, or the Lenders. On or prior to 5:00 p.m. (New York City time) on December 31, 2001, the Borrower shall cause the Revolving Commitment to be permanently reduced, in part, in the aggregate principal amount of the Revolving Commitment Increase, and shall cause any Revolving Loans relating thereto to be paid in full.

         3. Limitation on Borrowings. Notwithstanding the foregoing paragraphs
1. and 2., the Borrower hereby agrees that at such time as the Borrower shall request Revolving Loans which, together with the Assigned Dollar Value of all outstanding Revolving Loans, would cause the then outstanding Revolving Loans (including the proposed Revolving Loans) to exceed an Assigned Dollar Value of $146,833,333.33, such proposed Revolving Loans shall be applied by the Borrower solely to repay in full the Bank One, NA loan facility currently outstanding to Henniges (as further identified on Schedule 8.2(b) to the Credit Agreement) (the "Henniges Line of Credit") and, simultaneously with such repayment, the Borrower shall cause the Henniges


                     Signature Page to Waiver and Agreement

Line of Credit to be cancelled, with such repayment and cancellation occurring not later than the second (2nd) Business Day following the distribution of proceeds of such Revolving Loans to the Borrower from the Administrative Agent; provided that in no event shall the Henniges Line of Credit be repaid and cancelled later than November 30, 2001. Upon repayment and cancellation of the Henniges Line of Credit, the limitation on the Borrower set forth in this paragraph 3. shall expire and shall no longer apply to the Borrower or to the aggregate Revolving Commitments.

         4. Representation and Warranty. As an inducement to the Lenders to grant the foregoing waivers, the Borrower represents and warrants that, after giving effect to this Waiver and Agreement, as of the date hereof (a) there exists no Event of Default or Unmatured Event of Default and (b) the representations and warranties contained in the Credit Agreement are true and correct except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

         5. Effective Time. This Waiver and Agreement shall become effective upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders.

         6. Miscellaneous.

                 (a) The execution, delivery and effectiveness of this Waiver and Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any Event of Default, Unmatured Event of Default, condition or provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Except as specifically waived above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The Borrower hereby reaffirms its obligations under the Credit Agreement and all of the other Loan Documents to which it is a party.

                  (b) Section headings in this Waiver and Agreement are included herein for convenience of reference only and shall not constitute a part of this Waiver and Agreement for any other purposes.

                  (c) This Waiver and Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument

         7. Affirmation of Subsidiary Guarantors. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Waiver and Agreement and the transactions contemplated hereby, including, the Revolving Commitment Increase, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the


                     Signature Page to Waiver and Agreement
enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         8. Successors and Assigns. This Waiver and Agreement shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Waiver and Agreement are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Waiver and Agreement.

         9. Incorporation of Credit Agreement. The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Waiver and Agreement.

         10. Counterparts. This Waiver and Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver and Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver and Agreement.

                      [signature pages immediately follow]


                     Signature Page to Waiver and Agreement

IN WITNESS WHEREOF, this Waiver. has been duly executed as of the date first written above.

                                            GENCORP INC.




                                            By: /s/ Yasmin R. Seyal
                                                --------------------------------
                                                YASMIN R. SEYAL
                                                Senior Vice President, Finance






                     Signature Page to Waiver and Agreement

                                            AEROJET-GENERAL CORPORATION,
                                            as Subsidiary Guarantor

                                            By: /s/ Yasmin R. Seyal
                                                --------------------------------
                                                YASMIN R. SEYAL
                                                Treasurer





                     Signature Page to Waiver and Agreement

                                      AEROJET ORDANCE TENNESSEE, INC., as
                                      Subsidiary Guarantor, Assignor and Pledgor

                                      By: /s/ Brian E. Sweeney
                                          --------------------------------------
                                          BRIAN E. SWEENEY
                                          Vice President and Secretary









                     Signature Page to Waiver and Agreement

                                            GENCORP PROPERTY INC., as Subsidiary
                                            Guarantor, Assignor and Pledgor

                                            By: /s/ Yasmin R. Seyal
                                                --------------------------------
                                                YASMIN R. SEYAL
                                                Treasurer






                     Signature Page to Waiver and Agreement

                                         PENN INTERNATIONAL INC., as Subsidiary
                                         Guarantor, Assignor and Pledgor

                                         By: /s/ Terry L. Hall
                                             -----------------------------------
                                             TERRY L. HALL
                                             President






                     Signature Page to Waiver and Agreement

                                  GDX LLC, as Subsidiary Guarantor, Assignor and Pledgor




                                  By: /s/ Yasmin R. Seyal
                                      ------------------------------------------
                                      YASMIN R. SEYAL
                                      Treasurer






                     Signature Page to Waiver and Agreement

                                  GDX AUTOMOTIVE INC.,
                                  as Subsidiary Guarantor, Assignor and Pledgor

                                  By: /s/ Yasmin R. Seyal
                                      ------------------------------------------
                                      YASMIN R. SEYAL
                                      Treasurer






                     Signature Page to Waiver and Agreement

                                 BANKERS TRUST COMPANY,
                                 as Lender, Administrative Agent and Collateral Agent

                                 By: /s/ Marguerite Sutton
                                     -------------------------------------------
                                     Name:  Marguerite Sutton
                                     Title: Vice President






                     Signature Page to Waiver and Agreement

                                            BANK ONE, NA,
                                            as Lender

                                            By: /s/ Karen C. Ryan
                                                --------------------------------
                                                Name:  Karen C. Ryan
                                                Title: Director






                     Signature Page to Waiver and Agreement

                                            ABN AMRO Bank, N.V.,
                                            as Lender

                                            By: /s/ Mary L. Honda
                                                --------------------------------
                                                Name:  MARY L. HONDA
                                                Title: Group Vice President

                                            By: /s/ Edward John Hill III
                                                --------------------------------
                                                Name:  EDWARD JOHN HILL III
                                                Title: Assistant Vice President






                     Signature Page to Waiver and Agreement

                                            THE BANK OF NEW YORK,
                                            as Lender

                                            By: /s/ Elizabeth Ying
                                                --------------------------------
                                            Name:  Elizabeth Ying
                                            Title: Vice President






                     Signature Page to Waiver and Agreement

                                            BANK OF NOVA SCOTIA,
                                            as Lender

                                            By: /s/ Mark Sparrow
                                                --------------------------------
                                                Name:   Mark Sparrow
                                                Title:  Director






                     Signature Page to Waiver and Agreement

                                            WELLS FARGO BANK, N.A.,
                                            as Lender

                                            By: /s/ Rick A. Souza
                                                --------------------------------
                                                Name:  Rick A. Souza
                                                Title: Vice President






                     Signature Page to Waiver and Agreement

                                            FIRST UNION NATIONAL BANK,
                                            as Lender

                                            By: /s/ Frederick E. Blumer
                                                --------------------------------
                                                Name:  Frederick E. Blumer
                                                Title: Vice President




                     Signature Page to Waiver and Agreement

                          LIMITED WAIVER AND AMENDMENT

         This LIMITED WAIVER AND AMENDMENT (this "Waiver and Amendment"), dated as of December 31, 2001, is made among GENCORP INC., an Ohio corporation (the "Borrower"), BANKERS TRUST COMPANY, for itself, as Lender and as Administrative Agent for the Lenders (the "Administrative Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS

         A. The Administrative Agent, the Lenders and the Borrower are party to that certain Credit Agreement dated as of December 28, 2000 (as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Post Closing Agreement dated as of January 26, 2001 ("Amendment No. 1") and by that certain Amendment No. 2 to Credit Agreement, Amendment No. 2 to Post Closing Agreement, Amendment No. 1 to Collateral Agreements and Limited Waiver dated as of August 31, 2001 ("Amendment No. 2")) (collectively, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Waiver and Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. Pursuant to Amendment No. 2, the Borrower agreed to cause the Revolving Commitment to be permanently reduced in part, and Revolving Loans relating thereto to be repaid, on the earlier of 5:00 p.m. (New York City time)
(a) on October 15, 2001 or (b) the date of closing of the EIS Business Sale.

         C. The Borrower, the Lenders and the Administrative Agent are party to that certain Limited Waiver dated as of October 15, 2001, pursuant to which the Lenders agreed to waive, for the period commencing October 15, 2001 and ending on October 31, 2001, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of Section 2(b) of Amendment No. 2 (the "Waived Section") as result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans, in part, as required by the terms of said Section.

         D. The Borrower, the Lenders and the Administrative Agent are party to that certain Limited Waiver and Temporary Increase Agreement dated as of November 20, 2001, pursuant to which (i) the Lenders agreed to waive, for the period commencing October 31, 2001 and ending on December 31, 2001, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of the Waived Section as result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans, in part, as required by the terms of said Section and (ii) acting pursuant to Section 2.8 of the Credit Agreement, the Borrower elected to increase the aggregate Revolving Commitment by $2,833,333.33 (the "Revolving Commitment Increase") to $152,833,333.33, on a temporary basis, and Bank One, NA agreed to increase its Revolving Commitment by the Revolving Commitment Increase for the period commencing October 31, 2001 and ending on December 31, 2001.

         E. By its terms, the Revolving Commitment Increase will terminate on December 31, 2001 and the aggregate Revolving Commitment of the Lenders after such date shall be equal to $150,000,000.

         F. The Borrower has requested an extension of the limited waiver of the Waived Section and an amendment of the Credit Agreement to permit its subsidiary, GenCorp Canada, Inc. to enter into a certain credit arrangement with The Bank of Nova Scotia, and the Lenders are willing, on and subject to the terms and conditions set forth below, (i) to consent to such extension of the limited waiver of the Waived Section and (ii) to amend the Credit Agreement to provide for the extension of credit to GenCorp Canada, Inc., all as provided below.

         NOW, THEREFORE, in consideration of the premises and the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         1. Limited Waiver. The Lenders hereby waive, for the period commencing December 31, 2001 and ending on February 15, 2002, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of
Section 2(b) of Amendment No. 2 as result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans, in part, as required by the terms of said Section. Upon expiration of the waiver set forth in the preceding sentence without compliance by the Borrower with the requirements specified therein, such waiver shall be automatically revoked and the requirements of the Credit Agreement (as amended by Amendment No. 1 and Amendment No. 2) waived thereby shall again be in full force with retroactive effect to the dates specified in the Credit Agreement (as amended by Amendment No. 1 and Amendment No. 2). In such case, following such expiration and noncompliance as described in the preceding sentences, the Administrative Agent and the Lenders shall have all rights and remedies under the Credit Agreement (as amended by Amendment No. 1 and Amendment No. 2) and any other Loan Document or otherwise that the Administrative Agent and the Lenders would have had if any such waiver had never been granted.

         2. Amendment of Credit Agreement. Section 8.2 of the Credit Agreement is hereby amended by (i) in subsection (o) thereof, deleting the word "and" immediately following the phrase "AFC's obligation to repay such advances" and inserting in lieu thereof the following ";", (ii) in subsection (p) thereof, deleting the period immediately following the phrase "any any time exceed $100,000,000" and inserting in lieu thereof the phrase "; and", and (iii) inserting the following new subsection (q) immediately after subsection (p) therein:

                  "(q) Indebtedness of GenCorp Canada, Inc. under a credit facility made available by The Bank of Nova Scotia or such other lender; provided, that the amount of such Indebtedness shall not exceed $5,000,000 in the aggregate at any one time outstanding."

         3. Representation and Warranty. As an inducement to the Lenders to grant the foregoing waiver and to consent to the foregoing amendment, the Borrower represents and warrants that, after giving effect to this Waiver and Amendment, as of the date hereof (a) there exists no Event of Default or Unmatured Event of Default and (b) the representations and warranties contained in the Credit Agreement are true and correct except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

         4. Effective Time. This Waiver and Amendment shall become effective upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders.

         5. Miscellaneous.

                           (a) The execution, delivery and effectiveness of this Waiver and Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any Event of Default, Unmatured Event of Default, condition or provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Except as specifically waived or amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The Borrower hereby reaffirms its obligations under the Credit Agreement and all of the other Loan Documents to which it is a party.

                  (b) Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purposes.

                  (c) This Waiver and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument

         6. Affirmation of Subsidiary Guarantors. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Waiver and Amendment and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         7. Successors and Assigns. This Waiver and Amendment shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Waiver and Amendment are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Waiver and Amendment.

         8. Incorporation of Credit Agreement. The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Waiver and Amendment.

         9. Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver and Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.

                      [signature pages immediately follow]

IN WITNESS WHEREOF, this Waiver. has been duly executed as of the date first written above.

                                        GENCORP INC.




                                        By: /s/ Yasmin R. Seyal
                                                --------------------------------
                                                YASMIN R. SEYAL
                                                Senior Vice President, Finance






                     Signature Page to Waiver and Amendment

                                        AEROJET-GENERAL CORPORATION,
                                        as Subsidiary Guarantor

                                        By: /s/ Yasmin R. Seyal
                                            ------------------------------------
                                            Name:  YASMIN R. SEYAL
                                            Title:   Treasurer





                     Signature Page to Waiver and Amendment

                                      AEROJET ORDANCE TENNESSEE, INC., as
                                      Subsidiary Guarantor, Assignor and Pledgor

                                      By: /s/ Brian E. Sweeney
                                          --------------------------------------
                                          BRIAN E. SWEENEY
                                          Vice President and Secretary






                     Signature Page to Waiver and Amendment

                                        GENCORP PROPERTY INC., as Subsidiary
                                        Guarantor, Assignor and Pledgor

                                        By: /s/ Yasmin R. Seyal
                                            ------------------------------------
                                            YASMIN R. SEYAL
                                            Treasurer






                     Signature Page to Waiver and Amendment

                                        PENN INTERNATIONAL INC., as Subsidiary
                                        Guarantor, Assignor and Pledgor

                                        By: /s/ Terry L. Hall
                                            ------------------------------------
                                            TERRY L. HALL
                                            President





                     Signature Page to Waiver and Amendment

                                  GDX LLC, as Subsidiary Guarantor, Assignor and Pledgor




                                  By: /s/ Yasmin R. Seyal
                                      ------------------------------------------
                                      YASMIN R. SEYAL
                                      Treasurer






                     Signature Page to Waiver and Amendment

                                   GDX AUTOMOTIVE INC.,
                                   as Subsidiary Guarantor, Assignor and Pledgor

                                  By: /s/ Yasmin R. Seyal
                                      ------------------------------------------
                                      YASMIN R. SEYAL
                                      Treasurer






                     Signature Page to Waiver and Amendment

                                  BANKERS TRUST COMPANY,
                                  as Lender, Administrative Agent and Collateral Agent

                                  By: /s/ Marguerite Sutton
                                      ------------------------------------------
                                      Name:  Marguerite Sutton
                                      Title: Vice President






                     Signature Page to Waiver and Amendment

                                        BANK ONE, NA,
                                        as Lender

                                        By: /s/ Karen C. Ryan
                                            ------------------------------------
                                            Name:   Karen C. Ryan
                                            Title:  Director






                     Signature Page to Waiver and Amendment

                                        ABN AMRO Bank, N.V.,
                                        as Lender

                                        By: /s/ Terrence J. Ward
                                            ------------------------------------
                                            Name:  TERRENCE J. WARD
                                            Title: Group Vice President

                                        By: /s/ Wendy E. Pace
                                            ------------------------------------
                                            Name:  WENDY E. PACE
                                            Title: Assistant Vice President





                     Signature Page to Waiver and Amendment

                                        THE BANK OF NEW YORK,
                                        as Lender

                                        By: /s/ Lisa Y. Brown
                                            ------------------------------------
                                        Name:  LISA Y. BROWN
                                        Title: Vice President & Division Head






                     Signature Page to Waiver and Amendment

                                        NATIONAL CITY BANK,
                                        as Lender

                                        By: /s/ Tom Gurbach
                                            ------------------------------------
                                            Name:  Tom Gurbach
                                            Title: Vice President






                     Signature Page to Waiver and Amendment

                                        THE NORTHERN TRUST COMPANY,
                                        as Lender

                                        By: /s/ Joseph A. Wemhoff
                                            ------------------------------------
                                            Name:  JOSEPH A. WEMHOFF
                                            Title: Vice President






                     Signature Page to Waiver and Amendment

                                        WELLS FARGO BANK, N.A.,
                                        as Lender

                                        By: /s/ Rick A. Souza
                                            ------------------------------------
                                            Name:  Rick A. Souza
                                            Title: Vice President





                     Signature Page to Waiver and Amendment

                                        BANK OF NOVA SCOTIA, as Lender



                                        By: /s/ Mark Sparrow
                                            ------------------------------------
                                            Name:  MARK SPARROW
                                            Title: Director






                     Signature Page to Waiver and Amendment

                                        FIRST UNION NATIONAL BANK,
                                        as Lender

                                        By: /s/ Frederick E. Blumer
                                            ------------------------------------
                                            Name:  FREDERICK E. BLUMER
                                            Title: Vice President






                     Signature Page to Waiver and Amendment

                                 LIMITED WAIVER

         This LIMITED WAIVER (this "Waiver"), dated as of February 15, 2002, is made among GENCORP INC., an Ohio corporation (the "Borrower"), BANKERS TRUST COMPANY, for itself, as Lender and as Administrative Agent for the Lenders (the "Administrative Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS

         A. The Administrative Agent, the Lenders and the Borrower are party to that certain Credit Agreement dated as of December 28, 2000 (as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Post Closing Agreement dated as of January 26, 2001 ("Amendment No. 1"), by that certain Amendment No. 2 to Credit Agreement, Amendment No. 2 to Post Closing Agreement, Amendment No. 1 to Collateral Agreements and Limited Waiver dated as of August 31, 2001 ("Amendment No. 2") and by that certain Limited Waiver and Amendment dated as of December 31, 2001 (the "Limited Waiver and Amendment")) (collectively, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Waiver shall have the meanings ascribed to them by the Credit Agreement.

         B. Pursuant to Amendment No. 2, the Borrower agreed to cause the Revolving Commitment to be permanently reduced in part, and Revolving Loans relating thereto to be repaid, on the earlier of 5:00 p.m. (New York City time)
(a) on October 15, 2001 or (b) the date of closing of the EIS Business Sale.

         C. The Borrower, the Lenders and the Administrative Agent are party to that certain Limited Waiver dated as of October 15, 2001, pursuant to which the Lenders agreed to waive, for the period commencing October 15, 2001 and ending on October 31, 2001, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of Section 2(b) of Amendment No. 2 (the "Waived Section") as result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans, in part, as required by the terms of said Section.

         D. The Borrower, the Lenders and the Administrative Agent are party to that certain Limited Waiver and Temporary Commitment Increase Agreement dated as of November 20, 2001, pursuant to which (i) the Lenders agreed to waive, for the period commencing October 31, 2001 and ending on December 31, 2001, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of the Waived Section as result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans, in part, as required by the terms of said Section and (ii) acting pursuant to
Section 2.8 of the Credit Agreement, the Borrower elected to increase the aggregate Revolving Commitment by $2,833,333.33 (the "Revolving Commitment Increase") to $152,833,333.33, on a temporary basis, and Bank One, NA agreed to increase its Revolving Commitment by the Revolving Commitment Increase for the period commencing October 31, 2001 and ending on December 31, 2001.

         E. The Borrower, the Lenders and the Administrative Agent are party to the Limited Waiver and Amendment, pursuant to which the Lenders agreed to waive, for the period commencing December 31, 2001 and ending on February 15, 2002, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of the Waived Section as result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans, in part, as required by the terms of said Section.

         F. By its terms, the Revolving Commitment Increase will terminate on February 15, 2002 and the aggregate Revolving Commitment of the Lenders after such date shall be equal to $150,000,000.

         G. The Borrower has requested an extension of the limited waiver of the Waived Section, and the Lenders are willing, on and subject to the terms and conditions set forth below, to consent to such extension of the limited waiver of the Waived Section, as provided below.

         NOW, THEREFORE, in consideration of the premises and the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         1. Limited Waiver. The Lenders hereby waive, for the period commencing February 15, 2002 and ending on the earlier of (i) the date on which the Borrower has completed an unsecured subordinated debt or equity financing of not less than $35,000,000 or (ii) March 8, 2002, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of
Section 2(b) of Amendment No. 2 as result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans, in part, as required by the terms of said Section. Upon expiration of the waiver set forth in the preceding sentence without compliance by the Borrower with the requirements specified therein, such waiver shall be automatically revoked and the requirements of the Credit Agreement (as amended by Amendment No. 1, Amendment No. 2 and the Limited Waiver and Amendment) waived thereby shall again be in full force with retroactive effect to the dates specified in the Credit Agreement (as amended by Amendment No. 1, Amendment No. 2 and the Limited Waiver and Amendment). In such case, following such expiration and noncompliance as described in the preceding sentences, the Administrative Agent and the Lenders shall have all rights and remedies under the Credit Agreement (as amended by Amendment No. 1, Amendment No. 2 and the Limited Waiver and Amendment) and any other Loan Document or otherwise that the Administrative Agent and the Lenders would have had if any such waiver had never been granted.

         2. Representation and Warranty. As an inducement to the Lenders to grant the foregoing waiver, the Borrower represents and warrants that, after giving effect to this Waiver, as of the date hereof (a) there exists no Event of Default or Unmatured Event of Default and (b) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

         3. Effective Time. This Waiver shall become effective upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders.

         4.       Miscellaneous.

                           (a) The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, or constitute a waiver of any Event of Default, Unmatured Event of Default, condition or provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Except as specifically waived above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The Borrower hereby reaffirms its obligations under the Credit Agreement and all of the other Loan Documents to which it is a party.

                           (b) Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.

                           (c) This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument

         6. Affirmation of Subsidiary Guarantors. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Waiver and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         7. Successors and Assigns. This Waiver shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Waiver are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Waiver.

         8. Incorporation of Credit Agreement. The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Waiver.

         9. Counterparts. This Waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver.


                      [signature pages immediately follow]

         IN WITNESS WHEREOF, this Waiver has been duly executed as of the date first written above.

                                       GENCORP INC.



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  YASMIN R. SEYAL
                                           Title: Senior Vice President, Finance


                        Signature Page to GenCorp Waiver

                                       AEROJET-GENERAL CORPORATION,
                                       as Subsidiary Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  YASMIN R. SEYAL
                                           Title: Treasurer


                        Signature Page to GenCorp Waiver

                                       AEROJET ORDNANCE TENNESSEE, INC.,
                                       as Subsidiary



                                       By: /s/ Brian E. Sweeney
                                           -------------------------------------
                                           Name:  Brian E. Sweeney
                                           Title: Vice President and Secretary


                        Signature Page to GenCorp Waiver

                                       PENN INTERNATIONAL INC, as Subsidiary
                                       Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  YASMIN R. SEYAL
                                           Title: Treasurer


                        Signature Page to GenCorp Waiver

                                       GDX LLC, as Subsidiary Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  YASMIN R. SEYAL
                                           Title: TREASURER


                        Signature Page to GenCorp Waiver

                                       GDX AUTOMOTIVE INC.,
                                       as Subsidiary Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  Yasmin R. Seyal
                                           Title: Treasurer


                        Signature Page to GenCorp Waiver

                                       GENCORP PROPERTY INC.,
                                       as Subsidiary Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  Yasmin R. Seyal
                                           Title: Treasurer


                        Signature Page to GenCorp Waiver

                                       BANKERS TRUST COMPANY,
                                       as Lender and Administrative Agent



                                       By: /s/ Gregory Shefrin
                                           -------------------------------------
                                           Name:  GREGORY SHEFRIN
                                           Title: Director


                        Signature Page to GenCorp Waiver

                                       BANK ONE, NA, as Lender



                                       By: /s/ Karen C. Ryan
                                           -------------------------------------
                                           Name:  KAREN C. RYAN
                                           Title: Director


                        Signature Page to GenCorp Waiver

                                       THE BANK OF NEW YORK, as Lender



                                       By: /s/ Lisa Y. Brown
                                           -------------------------------------
                                           Name:  LISA Y. BROWN
                                           Title: Vice President & Division
                                                  Manager
                                           Title:


                        Signature Page to GenCorp Waiver

                                       NATIONAL CITY BANK, as Lender



                                       By: /s/ Tom Gurbach
                                           -------------------------------------
                                           Name:  TOM GURBACH
                                           Title: Vice President


                        Signature Page to GenCorp Waiver

                                       THE NORTHERN TRUST COMPANY,
                                       as Lender



                                       By: /s/ Melissa A. Whitson
                                           -------------------------------------
                                           Name:  MELISSA A. WHITSON
                                           Title: Vice President


                        Signature Page to GenCorp Waiver

                                       WELLS FARGO BANK, N.A.,
                                       as Lender



                                       By: /s/ Rick A. Souza
                                           -------------------------------------
                                           Name:  RICK A. SOUZA
                                           Title: Vice President


                        Signature Page to GenCorp Waiver

                                       ABN AMRO Bank N.V.,
                                       as Lender



                                       By: /s/ Terrence J. Ward
                                           -------------------------------------
                                           Name:  TERRENCE J. WARD
                                           Title: Group Vice President



                                       By: /s/ Edward John Hill III
                                           -------------------------------------
                                           Name:  EDWARD JOHN HILL III
                                           Title: Assistant Vice President


                        Signature Page to GenCorp Waiver

                                                                  Execution Copy

                 AMENDMENT NO. 4 TO CREDIT AGREEMENT AND WAIVER

         This AMENDMENT NO. 4 TO CREDIT AGREEMENT AND WAIVER (this "Amendment No. 4"), dated as of February 28, 2002 (the "Effective Date") is made among GENCORP INC., an Ohio corporation ("Borrower"), BANKERS TRUST COMPANY, for itself, as a Lender and as Administrative Agent for the Lenders ("Administrative Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS

         A. The Administrative Agent, the Lenders and the Borrower are party to that certain Credit Agreement dated as of December 28, 2000 (as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Post Closing Agreement dated as of January 26, 2001 ("Amendment No. 1"), that certain Amendment No. 2 to Credit Agreement, Amendment No. 2 to Post Closing Agreement, Amendment No. 1 to Collateral Agreements and Limited Waiver dated as of August 31, 2001 ("Amendment No. 2") and that certain Limited Waiver and Amendment dated as of December 31, 2001 (the "Limited Waiver and Amendment")) (collectively with Amendment No. 1, Amendment No. 2 and the Limited Waiver and Amendment, and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

         B. On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend certain provisions of the Credit Agreement (i) to add a Term C Facility under the Credit Agreement and (ii) to reflect certain modifications to the Credit Agreement as set forth herein, all subject to the express terms and conditions specified in this Amendment No. 4 and, in connection with the actions contemplated by such amendments, waive certain provisions of the Credit Agreement.

         C. On and subject to the terms and conditions hereof, and in order to cause the Term C Lenders to extend additional credit to the Borrower through the addition of the Term C Facility, the Borrower wishes to grant to the Administrative Agent, on behalf of the Initial Term C Lenders, on a first priority basis, a collateral interest in certain real estate located in California and Nevada and in certain additional collateral, all subject to the terms and conditions specified in this Amendment No. 4.

         D. On and subject to the terms and conditions hereof, and in order to cause the Lenders to (i) forbear from enforcement of an Event of Default resulting from the Borrower's failure to a maintain a certain maximum leverage ratio or a certain minimum interest coverage, each as of the Borrower's fiscal quarter ended November 30, 2001, and (ii) amend certain provisions of the Credit Agreement, including, without limitation, the maximum leverage ratio, the minimum interest coverage ratio and the fixed charge coverage ratio applicable to the Borrower under the Credit Agreement as described herein, the Borrower wishes to grant to the Administrative Agent certain collateral interests, which shall be held on behalf of the Initial Term C Lenders, on a first priority basis, and on behalf of certain additional Lenders, on a second or third priority basis, as the case may be, all subject to the terms and conditions specified in this Amendment No. 4.

         E. This Amendment No. 4 shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment No. 4; capitalized terms used herein without definition are so used as defined in the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the conditions set forth in Section 6 hereof, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement shall be amended by deleting the lead-in paragraph to the definition of "Applicable Base Rate Margin" and by inserting in lieu thereof the following:

                  ""Applicable Base Rate Margin" means at any date, (i) with respect to Revolving Loans and Term A Loans, the applicable percentage set forth in the following table under the column Applicable Base Rate Margin opposite the Most Recent Leverage Ratio as of such date, (ii) with respect to Term B Loans, 2.25%, and (ii) with respect to Term C Loans, (A) 3.50% with respect to Term C Loans with Interest Periods commencing on or prior to June 28, 2002, (B) 4.00% with respect to Term C Loans with Interest Periods commencing after June 28, 2002 but on or prior to September 28, 2002, (C) 4.50% with respect to Term C Loans with Interest Periods commencing after September 28, 2002 but on or prior to December 28, 2002, (D) 5.00% with respect to Term C Loans with Interest Periods commencing after December 28, 2002 but on or prior to March 28, 2003, (E) 5.50% with respect to Term C Loans with Interest Periods commencing after March 28, 2003 but on or prior to June 28, 2003, (F) 6.00% with respect to Term C Loans with Interest Periods commencing after June 28, 2003 but on or prior to September 28, 2003, (G) 6.50% with respect to Term C Loans with respect to Interest Periods commencing after September 28, 2003 but on or prior to December 28, 2003, (H) 7.00% with respect to Term C Loans with respect to Interest Periods commencing after December 28, 2003 but on or prior to March 28, 2004 and (I) 7.50% with respect to Term C Loans with respect to Interest Periods commencing after March 28, 2004:"

                  (b) Section 1.1 of the Credit Agreement shall be amended by deleting the lead-in paragraph to the definition of "Applicable Eurocurrency Margin" and by inserting in lieu thereof the following:

                  ""Applicable Eurocurrency Margin" means at any date, (i) with respect to Revolving Loans and Term A Loans, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin opposite the Most Recent Leverage Ratio on such date, (ii) with respect to Term B Loans, 3.25%, and (iii) with respect to Term C Loans, (A) 4.50% with respect to Term C Loans with Interest Periods commencing on or prior to June 28, 2002, (B) 5.00% with respect to Term C Loans with Interest Periods commencing after June 28, 2002 but on or prior to September 28, 2002, (C) 5.50% with respect to Term C

                  Loans with Interest Periods commencing after September 28, 2002 but on or prior to December 28, 2002, (D) 6.00% with respect to Term C Loans with Interest Periods commencing after December 28, 2002 but on or prior to March 28, 2003, (E) 6.50% with respect to Term C Loans with Interest Periods commencing after March 28, 2003 but on or prior to June 28, 2003, (F) 7.00% with respect to Term C Loans with Interest Periods commencing after June 28, 2003 but on or prior to September 28, 2003, (G) 7.50% with respect to Term C Loans with respect to Interest Periods commencing after September 28, 2003 but on or prior to December 28, 2003, (H) 8.00% with respect to Term C Loans with respect to Interest Periods commencing after December 28, 2003 but on or prior to March 28, 2004 and (I) 8.50% with respect to Term C Loans with respect to Interest Periods commencing after March 28, 2004:"

                  (c) Section 1.1 of the Credit Agreement shall be amended by deleting clause (ii) of the definition of "Asset Disposition" and by inserting in lieu thereof the following:

                  "(ii) a sale, transfer or other disposition of real property by the Borrower or any of its Subsidiaries as part of its trade or business shall not constitute an "Asset Disposition" for purposes of this Agreement (provided that such real estate sales, transfers or other dispositions subject to this clause
                  (ii), individually or in the aggregate, shall not exceed $40,000,000 in any Fiscal Year, and provided, further, that for so long as the Term C Loans shall be outstanding, this clause (ii) shall not apply)."

                  (d) Section 1.1 of the Credit Agreement shall be amended by deleting the definitions of "Commitment", "Facility", "Interest Payment Date", "Loan", "Maximum Commitment", "Scheduled Repayments", "Term C Facility", "Term Loans" and "Total Commitment" in their entirety and by inserting the following definitions of "Commitment", "Facility", "Interest Payment Date", "Loan", "Maximum Commitment", "Scheduled Repayments", "Term C Facility", "Term Loans" and "Total Commitment" in lieu thereof in the appropriate alphabetical order:

                  "Commitment" means, with respect to each Lender, the aggregate of the Revolving Commitment, the Term A Commitment, the Term B Commitment and the Term C Commitment of such Lender and "Commitments" means such commitments of all of the Lenders collectively."

                  "Facility" means any of the credit facilities established under this Agreement, i.e., the Term A Facility, the Term B Facility, the Term C Facility or the Revolving Facility."

                  "Interest Payment Date" means (i) as to any Base Rate Loan, each Quarterly Payment Date to occur while such Loan is outstanding, (ii) as to any Eurocurrency Loan, the last day of the Interest Period applicable thereto and (iii) as to any Eurocurrency Loan having an Interest Period longer than three months, each three (3) month anniversary of the first day of the Interest Period applicable thereto and the last day of the Interest Period applicable thereto; provided, however, that, in addition to the foregoing, each of (A) the date upon which both the Revolving Commitments have been terminated and the Revolving Loans have been paid in full and
                  (B) the Term A Loan Maturity Date, the Term B Loan Maturity Date and the Term C Loan Maturity Date shall be deemed to be an "Interest Payment Date" with respect to any interest which is then accrued hereunder for such Loan."

                  "Loan" means any Term A Loan, Term B Loan, Term C Loan, Revolving Loan or Swing Line Loan and "Loans" means all such Loans collectively."

                  "Maximum Commitment" means, when used with reference to any Lender, the aggregate of such Lender's Term A Commitment, its Term B Commitment, its Term C Commitment, and its Revolving Commitment in the amounts not to exceed those set forth opposite the name of such Lender on Schedule 1.1(a) hereto, subject to reduction from time to time in accordance with the terms of this Agreement."

                  "Scheduled Repayments" means a Scheduled Term A Repayment, a Scheduled Term B Repayment or a Scheduled Term C Repayment."

                  "Term C Facility" means the credit facility under this Agreement evidenced by the Term C Commitments and the Term C Loans."

                  "Term Loans" means the Term A Loans, the Term B Loans and the Term C Loans collectively."

                  "Total Commitment" means, at the time any determination thereof is made, the sum of the Term A Commitments, Term B Commitments, Term C Commitments and the Revolving Commitments at such time."

                  (e) Section 1.1 of the Credit Agreement is amended by inserting the definitions of "1900 Lease", "AFC Assets", "AFC Collateral", "Amendment No. 4", "Assignment and Pledge Collateral", "California Collateral Valuation", "California Collateral Valuation Date", "Equity Capital", "Elliott Note", "Elliott Note Assignment and Pledge", "Fourth Amendment Effective Date", "Initial Term C Lenders", "Mortgaged California Real Estate", "Mortgaged Nevada/California Real Estate", "Nevada/California Collateral Valuation", "Nevada/California Collateral Valuation Date", "Scheduled Term C Repayments", "Second Drawing Amount," "Second Term C Lenders", "Subordinated Notes", "Subordinated Notes Issue Date", "Term C Commitment", "Term C Commitment Increase Amount", "Term C Lender", "Term C Lenders", "Term C Loan", "Term C Loan Maturity Date", "Term C Note", "Term C Percentage" and "Term C Pro Rata Share" in the appropriate alphabetical order:

                  "1900 Lease" means that certain Lease dated March 1, 1995, by and between Aerojet and the State of California, acting by and through the Director of the Department of General Services, as such agreement may be modified or amended in accordance with the terms thereof and hereof."

                  "AFC Assets" means all right, title and interest of AFC in, to and under all of the following, whether now existing or hereafter from time to time acquired, (i) each and every receivable, (ii) all contracts, together with all contract rights, (iii) all inventory, (iv) all equipment, (v) all trademarks, together with the registrations and right to all renewals thereof, and the goodwill of the business of AFC symbolized by the trademarks, (vi) all patents and copyrights, and all reissues, renewals or extensions thereof, (vii) all software of AFC and all intellectual property rights therein and all other proprietary information of AFC, including, but not limited to, trade secrets, (viii) all other goods, general intangibles, chattel paper, documents, investment property and instruments, (ix) all supporting obligations and letters-of-credit rights, (x) all cash, accounts, deposits, deposit accounts, securities and insurance policies now or at any time hereafter in the possession or under control of AFC or its respective bailees and any interest thereon, (xi) all other personal property of AFC, whether now owned or hereafter acquired, (xii) all documents of title evidencing or issued with respect to any of the foregoing, and (xiii) all proceeds and products of any and all of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of AFC in respect thereof)."

                  "AFC Collateral" has the meaning assigned to that term in
                  Section 7.19(a)(i)."

                  "Amendment No. 4" means that certain Amendment No. 4 to Credit Agreement and Waiver dated as of February 28, 2002, by and among the Borrower, the Administrative Agent for the Lenders, and the other Lenders signatory to the Credit Agreement."

                  "Assignment and Pledge Collateral" has the meaning assigned to that term in Section 7.19(a)(ii)."

                  "California Collateral Valuation" means, as of the California Collateral Valuation Date, the fair market value of the Mortgaged California Real Estate as reflected in the appraisal delivered to the Administrative Agent and the Term C Lenders pursuant to Section 7.19(c)."

                  "California Collateral Valuation Date" has the meaning assigned to that term in Section 7.19(c)."

                  "Equity Capital" means an equity contribution to the Borrower by a third party which shall be evidenced through an issuance of Capital Stock by the Borrower and/or any of its Subsidiaries, the proceeds of which shall be applied in accordance with Section 4.4(o)."

                  "Elliott Note" means that certain Promissory Note dated November 28, 2001 from Elliott Whiterock, LLC in favor of Aerojet Investments Ltd. in the principal amount of $20,900,625.00, as secured by that certain Deed of Trust with

                  Assignment of Rents dated November 29, 2001, as such Promissory Note or Deed may be amended or modified in accordance with the term thereof and hereof."

                  "Elliott Note Assignment and Pledge" means, collectively, (i) that certain endorsement of the Elliot Note dated as of the Fourth Amendment Effective Date from Aerojet Investments Ltd. in favor of the Collateral Agent on behalf of the Secured Creditors, and (ii) that certain Assignment of Deed of Trust and Secured Indebtedness dated as of the Fourth Amendment Effective Date from Aerojet Investments Ltd. in favor of the Collateral Agent on behalf of the Secured Creditors, as such endorsement or assignment may be amended or modified in accordance with the term thereof and hereof."

                  "Fourth Amendment Effective Date" means February 28, 2002."

                  "Initial Term C Lenders" has the meaning assigned to that term in Section 2.1(e)(i)."

                  "Mortgaged California Real Estate" has the meaning assigned to that term in Section 7.19(a)(iv)."

                  "Mortgaged Nevada/California Real Estate" has the meaning assigned to that term in Section 7.19(a)(iii)."

                  "Nevada/California Collateral Valuation" means, as of the Nevada/California Collateral Valuation Date, the fair market value of the Mortgaged Nevada/California Real Estate, the Elliot Note and the 1900 Lease, all as reflected in the appraisal (or appraisals) delivered to the Administrative Agent and the Initial Term C Lenders pursuant to Section 7.19(b)."

                  "Nevada/California Collateral Valuation Date" has the meaning assigned to that term in Section 7.19(b)."

                  "Scheduled Term C Repayments" means, with respect to principal payments on the Term C Loans, the Dollar amount payable on each Quarterly Payment Date, commencing on June 28, 2002 (as such amount may be reduced from time to time pursuant to Sections 4.3 and 4.4), equal to 2.5% of the principal amount of the Term C Loans; provided, that the last of such principal payments shall be in an amount equal to the aggregate principal amount of the Term C Loans outstanding on the Term C Loan Maturity Date."

                  "Second Drawing Amount" has the meaning assigned to that term in Section 2.1(e)(ii)."

                  "Second Term C Lenders" has the meaning assigned to that term in Section 2.1(e)(ii)."

                  "Subordinated Notes" means, collectively, those certain unsecured subordinated notes to be issued by the Borrower in a maximum principal amount which shall not exceed $70,000,000 at any one time outstanding, as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder; provided, that warrants, if any, issued by the Borrower, directly or indirectly, to the holders of such unsecured subordinated notes shall not constitute "Subordinated Notes" for purposes of this definition and shall not be considered in the calculation of the dollar limitation described herein."

                  "Subordinated Notes Issue Date" means the date of issuance of the Subordinated Notes by the Borrower."

                  "Term C Commitment" means, with respect to any Term C Lender, the principal amount set forth opposite such Lender's name on
                  Schedule 1.1(a) hereto or in any Assignment and Assumption Agreement under the caption "Amount of Term C Commitment", as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term C Commitments" means such commitments collectively, which commitments equal $25,000,000 in the aggregate as of the date hereof."

                  "Term C Commitment Increase Amount" has the meaning assigned to that term in Section 2.1(e)."

                  "Term C Lender" means any Lender (which for all purposes shall include the Second Term C Lenders) which has a Term C Commitment or is owed a Term C Loan (or a portion thereof)."

                  "Term C Lenders" means, collectively, all of the Term C Lenders (which for all purposes shall include the Second Term C Lenders)."

                  "Term C Loan" and "Term C Loans" have the meanings assigned to those terms in Section 2.1(e)."

                  "Term C Loan Maturity Date" means December 28, 2002; provided, however, that in the event the Borrower has completed an unsecured subordinated debt or equity financing of not less than $35,000,000 on or prior to December 28, 2002 in accordance with the terms of this Agreement, the Term C Loan Maturity Date shall be amended, on the date of completion of such financing, to be December 28, 2004 without any further action on the part of the Term C Lenders or any other Lender party to this Agreement."

                  "Term C Note" and "Term C Notes" have the meanings assigned to those terms in Section 2.2(a)."

                  "Term C Percentage" means, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all Term C Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time."

                  "Term C Pro Rata Share" means, when used with reference to any Term C Lender and any described aggregate or total amount, an amount equal to the result obtained by multiplying such described aggregate or total amount by a fraction the numerator of which shall be such Term C Lender's then outstanding Term C Loan and the denominator of which shall be all then outstanding Term C Loans."

                  (f) Section 2.1 of the Credit Agreement shall be amended by inserting the following new subsection (e) immediately after subsection (d) thereof:

                           "(e) Term C Loans. (i) Each Term C Lender, severally
                  and for itself alone, hereby agrees, on the terms and subject to the conditions hereinafter set forth and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, to make a loan (each such loan, a "Term C Loan" and collectively, the "Term C Loans") to the Borrower on the Fourth Amendment Effective Date in an aggregate principal amount equal to the Term C Commitment of such Term C Lender (the Term C Lenders making loans on the Fourth Amendment Effective Date shall be collectively referred to herein as the "Initial Term C Lenders"). The Term C Loans (1) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Fourth Amendment Effective Date (and the Borrower is hereby deemed to have requested the Term C Loans be advanced on the Fourth Amendment Effective Date and the Term C Lenders hereby waive the delivery of a written Notice of Borrowing from the Borrower in connection with the initial funding of Term C Loans on the Fourth Amendment Effective Date), (2) shall be denominated in Dollars, (3) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurocurrency Loans, provided, that all Term C Loans made by the Term C Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term C Loans of the same Type and (4) shall not exceed for any Lender at the time of incurrence thereof, such Term C Lender's Term C Commitment. Each Term C Lender's Term C Commitment shall expire immediately and without further action on the Fourth Amendment Effective Date if the Term C Loans are not made on such date. No amount of a Term C Loan which is repaid or prepaid by the Borrower may be reborrowed hereunder. Notwithstanding anything to the contrary herein, the Borrower may elect only Base Rate Loans or Eurocurrency Loans with a one month Interest Period until the earlier of (x) ninety (90) days after the Fourth Amendment Effective Date or (y) the date upon which the Administrative Agent determines (and notifies the Borrower) that the primary syndication (and the resultant addition of Persons as Lenders pursuant to Section 12.8) has been completed.

                           (ii) On or prior to March 28, 2002 and so long as no
                  Event of Default or Unmatured Event of Default has occurred and is continuing, the Borrower may, upon 10 Business Days' prior written notice to the Administrative Agent, request on one occasion that the Term C Commitment be increased by any or all of the

                  Lenders party to this Agreement as of the date of such request; provided that (i) no Lender shall be under any obligation to increase its Term C Commitment or to participate in the Term C Facility, and (ii) the aggregate amount of any increase in the Term C Commitment (the "Term C Commitment Increase Amount") shall not exceed $25,000,000 (the "Second Drawing Amount"). Such notice shall (A) specify the requested Term C Commitment Increase Amount; and (B) specify the effective date of such Term C Commitment increase, which date shall not be less than 10 Business Days following the date of such written notice. Any increase in the Term C Commitment hereunder is subject to the conditions precedent that the Borrower and the Lenders participating in the Term C Commitment Increase Amount (collectively, the "Second Term C Lenders") shall have executed and delivered any documentation reasonably required by the Administrative Agent to evidence such increase of the Term C Commitment hereunder. The documentation of the Term C Commitment Increase Amount shall reflect such terms and conditions as agreed to by the Borrower and the Second Term C Lenders, including, without limitation, the pro rata sharing with the Second Term C Lenders of the first priority security interest of the Initial Term C Lenders in the AFC Collateral, the Assignment and Pledge Collateral, the Mortgaged Nevada/California Real Estate and the Mortgaged California Real Estate. On the date that the event described in this Section 2.1(e) become effective, Schedule 1.1(a) shall be deemed modified to reflect the revised Term C Commitment. Notwithstanding any other provision of this Agreement, until such time as the increase in the Term C Commitment described herein shall have been requested by the Borrower or otherwise terminated in accordance with the terms of this subclause
                  (ii), the Borrower shall be prohibited from requesting any increase in the Revolving Commitment or the Term A Commitment pursuant to Section 2.8 of the Credit Agreement.

                           (iii) To the extent the Term C Commitment Increase
                  Amount is provided to the Borrower pursuant to subclause (ii) above, the Term C Loans made pursuant to the aggregate Term C Commitment Increase Amount (i) shall be incurred by the Borrower pursuant to a single drawing subject to the conditions set forth in this Section 2.1(e), (ii) shall be denominated in Dollars, (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurocurrency Loans, provided, that all Term C Loans made by the Term C Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term C Loans of the same Type and (iv) shall not exceed for any Second Term C Lender at the time of incurrence thereof such Second Term C Lender's portion of the Term C Commitment Increase Amount. To the extent made available pursuant to subclause (ii) above, each Second Term C Lender's portion of the Term C Commitment Increase Amount shall expire immediately and without further action on March 28, 2002 if the Term C Loans with respect to the Term C Commitment Increase Amount are not made on or before such date. Notwithstanding anything in this Agreement to the contrary, in no event shall the Second Term C Lenders make a loan to the Borrower under the Term C Commitment Increase Amount until such time as (i) the Borrower has completed an unsecured subordinated debt or equity financing of not less than the principal amount of $35,000,000 on or prior to the date of funding of the Second Drawing Amount, on terms and conditions satisfactory to the Administrative Agent,
                  (ii) no Unmatured Event of Default or Event of Default has occurred and is continuing, (iii) the Borrower's final report on Form 10-K for Fiscal Year ending November 30, 2001 (the "2001 Form 10-K") has been filed with the SEC, and (iv) Ernst & Young LLP, the Borrower's independent public accountants, have not qualified their audit report in any material respect as to the reliability of the financial statements set forth in the 2001 Form 10-K."

                  (g) Subsection (a) of Section 2.2 of the Credit Agreement shall be amended by (i) deleting the word "and" immediately before the phrase "(4) if Swing Line Loans," and inserting "," in lieu thereof, and (ii) inserting immediately prior to the period at the end of such sentence, the phrase "and (5) if Term C Loans, by a promissory note (each, a "Term C Note" and, collectively, the "Term C Notes") duly executed and delivered by the Borrower substantially in the form of
         Exhibit 2.2(a)(5) hereto, with blanks appropriately completed in conformity herewith."

                  (h) Section 2.6 of the Credit Agreement shall be amended by inserting immediately after the fourth sentence thereof, the following sentence:

                  "Each conversion or continuation of Term C Loans shall be allocated among the Term C Loans of the Term C Lenders in accordance with their respective Term C Pro Rata Shares."

                  (i) Section 2.7 of the Credit Agreement shall be amended by deleting the first sentence thereof in its entirety and inserting the following in lieu thereof:

                  "No later than 1:00 p.m. (local time at the place of funding) on the date specified in each Notice of Borrowing, each Lender will make available its Term A Pro Rata Share of Term A Loans, Term B Pro Rata Share of Term B Loans, Term C Pro Rata Share of Term C Loans and Revolver Pro Rata Share of Revolving Loans, as the case may be, of the Borrowing requested to be made on such date in Dollars or Euro, as the case may be, and in immediately available funds, at the Payment Office (for the account of such non-U.S. office of the Administrative Agent as the Administrative Agent may direct in the case of Eurocurrency Loans) and the Administrative Agent will make available to the Borrower at its Payment Office the aggregate of the amounts so made available by the Lenders not later than 2:00 p.m. (local time in the place of payment)."

                  (j) Section 2.7 of the Credit Agreement shall be amended by deleting the third to last sentence thereof in its entirety and inserting the following in lieu thereof:

                  "Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, amounts due with respect to its Letters of Credit (or its participations therein) and any other amounts due to it hereunder first to the Administrative Agent to fund any outstanding Loans made available on behalf of such Lender by the Administrative Agent pursuant to this Section 2.7 until such Loans have been funded (as a result of such assignment or otherwise) and then to fund Loans of all Lenders other than such Lender until each Lender has outstanding Loans equal to its Term A Pro Rata Share of all Term A Loans, its Term B Pro Rata Share of all Term B Loans, its Term C Pro Rata Share of all Term C Loans, and its Revolver Pro Rata Share of all Revolving Loans (as a result of such assignment or otherwise)."

                  (k) Section 2.9 of the Credit Agreement shall be amended by deleting the first sentence thereof in its entirety and inserting the following in lieu thereof:

                  "All Borrowings of Term A Loans, Term B Loans, Term C Loans and Revolving Loans under this Agreement shall be loaned by the Lenders pro rata on the basis of their Term A Commitments, Term B Commitments, Term C Commitments and Revolving Commitments, as the case may be."

                  (l) Subsection (vi) of Section 3.4 of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                           "(vi) no Interest Period shall extend beyond the Term
                  A Loan Maturity Date for any Term A Loan, the Term B Loan Maturity Date for any Term B Loan, the Term C Loan Maturity Date for any Term C Loan, or the Revolver Termination Date for any Revolving Loan; and"

                  (m) Subsection (vii) of Section 3.4 of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                           "(vii) no Interest Period in respect to any Borrowing
                  of Term A Loans, Term B Loans or Term C Loans, as the case may be, shall be selected which extends beyond any date upon which a mandatory repayment of such Term Loans will be required to be made under Section 4.4(b), (c) or (l), as the case may be, if the aggregate principal amount of Term A Loans, Term B Loans or Term C Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Term A Loans, Term B Loans or Term C Loans, as the case may be, then outstanding less the aggregate amount of such required prepayment."

                  (n) Subsection (b) of Section 4.2 of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                           "(b) Reduction of Term A Commitments, Term B
                  Commitments and Term C Commitments. The Term A Commitments and Term B Commitments shall terminate on the Initial Borrowing Date, after giving effect to the Borrowing of the Term A Loans and Term B Loans on such date. The Term C Commitments shall terminate on the Fourth Amendment Effective Date after giving effect to the Borrowing of the Term C Loans on such date; provided, however, that in the event of an increase in the Term C Commitments pursuant to Section 2.1(e), the

                  Term C Commitment Increase Amount shall terminate on the earlier of (i) the date of the initial funding of Term C Loans made under the Term C Commitment Increase Amount or (ii) March 28, 2002, in either case, after giving effect to the Borrowing of Term C Loans on such date."

                  (o) Subsection (c) of Section 4.2 of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                           "(c) Proportionate Reductions. Each reduction or
                  adjustment to the Term Commitments or the Revolving Commitments pursuant to this Section 4.2 shall apply proportionately to the Term A Commitment, the Term B Commitment, the Term C Commitment or the Revolving Commitment, as the case may be, of each Lender."

                  (p) Subsection (d) of Section 4.2 of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                           "(d) Reduction of Commitments. The Commitments (other
                  than the Term C Commitment) will terminate in their entirety on January 31, 2001 unless the Initial Borrowing Date has occurred on or before such date. The Term C Commitment will terminate in its entirety on the Fourth Amendment Effective Date after giving effect to the initial Borrowing of the Term C Loans on such date; provided, however, that in the event of an increase in the Term C Commitments pursuant to Section 2.1(e), the Term C Commitment Increase Amount shall terminate on the earlier of (i) the date of the initial funding of Term C Loans made under the Term C Commitment Increase Amount or
                  (ii) March 28, 2002, in either case, after giving effect to the Borrowing of Term C Loans on such date."

                  (q) Subclause (v) of Section 4.3(a) of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                  "(v) each voluntary prepayment of Term Loans shall be applied first to the Scheduled Term C Repayments due within the 12 month period following the date of such prepayment in direct order of maturity and, thereafter, shall be applied (in each case, after giving effect to the prepayments made to the Scheduled Term C Repayments due within such twelve month period as specified above) to reduce the remaining Scheduled Term C Repayments on a pro rata basis (based upon the then remaining principal amount of such Scheduled Term C Repayments) and, second to the Scheduled Term A Repayments and Scheduled Term B Repayments due within the 12 month period following the date of such prepayment in direct order of maturity and, thereafter, subject to Section 4.5(c) shall be applied in proportional amounts equal to the Term A Percentage and the Term B Percentage (in each case, after giving effect to the prepayments made to the Scheduled Term A Repayments and the Scheduled Term B Repayments due within such twelve month period as specified above), as the case may be, of such remaining prepayment, if any, and within each Term Loan, shall be applied to reduce the remaining Scheduled Term A Repayments and Scheduled Term B Repayments on a pro rata basis (based upon the then remaining principal amount of such Scheduled Term A Repayments and Scheduled Term B Repayments, respectively)."

                  (r) The last sentence of Section 4.4(d) of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                  "Notwithstanding the foregoing or the terms of Section 4.5(a), if, as of the date of any prepayment from Net Sale Proceeds required pursuant to this Section 4.4(d), (A) the Borrower has repaid in full all principal and interest on the Term B Loans and on the Term C Loans and no amounts remain outstanding to any Term B Lender with respect to the Term B Loans or to any Term C Lender with respect to the Term C Loans and (B) the Leverage Ratio of the Borrower, calculated for the Test Period ending on the last day of the most recently ended Fiscal Quarter, is less than 2.50 to 1.00, the Borrower may elect, in its sole discretion, to apply 100% of such Net Sale Proceeds
                  (x) to purchase assets used or to be used in the businesses referred to in Section 8.9, (y) to repay, pro rata, Term A Loans or (z) to repay, pro rata, Revolving Loans (without a permanent reduction of the Revolving Commitments)."

                  (s) Subsection (f) of Section 4.4 of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                  "(f) Mandatory Payment With Proceeds of Capital Stock. On the first Business Day after receipt thereof by the Borrower and/or any of their Subsidiaries, an amount equal to 100% of the Net Offering Proceeds of the sale or issuance of Capital Stock of (or cash capital contributions to) the Borrower or any of their Subsidiaries shall be applied as a mandatory repayment of principal of the Term Loans pursuant to the terms of Section 4.5(a) (in each case subject to modification of such application as set forth in Section 4.5(c)); provided, however, that notwithstanding the foregoing, Net Offering Proceeds derived from the issuance of Capital Stock in accordance with the Equity Capital shall first be applied in accordance with Section 4.4(o). Notwithstanding the foregoing or the terms of Section 4.5(a), if, as of the date of any prepayment from Net Offering Proceeds required pursuant to this Section 4.4(f), (A) the Borrower has repaid in full all principal and interest on the Term B Loans and on the Term C Loans and no amounts remain outstanding to any Term B Lender with respect to the Term B Loans or to any Term C Lender with respect to the Term C Loans and (B) the Leverage Ratio of the Borrower, calculated for the Test Period ending on the last day of the most recently ended Fiscal Quarter, is less than
                  2.50 to 1.00, the Borrower may elect, in its sole discretion, to apply 100% of such Net Offering Proceeds (x) to purchase assets used or to be used in the businesses referred to in
                  Section 8.9, (y) to repay, pro rata, Term A Loans or (z) to repay, pro rata, Revolving Loans (without a permanent reduction of the Revolving Commitments)."

                  (t) The last sentence of Section 4.4(g) of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                  "Notwithstanding the foregoing or the terms of Section 4.5(a), if, as of the date of any prepayment from net cash proceeds of a Sale and Leaseback Transaction required pursuant to this
                  Section 4.4(g), (A) the Borrower has repaid in full all principal and interest on the Term B Loans and on the Term C Loans and no amounts remain outstanding to any Term B Lender with respect to the Term B Loans or to any Term C Lender with respect to the Term C Loans and (B) the Leverage Ratio of the Borrower, calculated for the Test Period ending on the last day of the most recently ended Fiscal Quarter, is less than
                  2.50 to 1.00, the Borrower may elect, in its sole discretion, to apply 100% of such net cash proceeds (x) to purchase assets used or to be used in the businesses referred to in Section 8.9, (y) to repay, pro rata, Term A Loans or (z) to repay, pro rata, Revolving Loans (without a permanent reduction of the Revolving Commitments)."

                  (u) The last sentence of Section 4.4(h) of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                  "Notwithstanding the foregoing or the terms of Section 4.5(a), if, as of the date of any prepayment from Net Offering Proceeds required pursuant to this Section 4.4(h), (A) the Borrower has repaid in full all principal and interest on the Term B Loans and on the Term C Loans and no amounts remain outstanding to any Term B Lender with respect to the Term B Loans or to any Term C Lender with respect to the Term C Loans and (B) the Leverage Ratio of the Borrower, calculated for the Test Period ending on the last day of the most recently ended Fiscal Quarter, is less than 2.50 to 1.00, the Borrower may elect, in its sole discretion, to apply 100% of such Net Offering Proceeds (x) to purchase assets used or to be used in the businesses referred to in Section 8.9, (y) to repay, pro rata, Term A Loans or (z) to repay, pro rata, Revolving Loans (without a permanent reduction of the Revolving Commitments)."

                  (v) Section 4.4(i) of the Credit Agreement shall be amended by deleting the amount of "10,000,000" in the proviso thereto and inserting in lieu thereof the amount of "15,000,000".

                  (w) The last sentence of Section 4.4(j) of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                  "Notwithstanding the foregoing or the terms of Section 4.5(a), if, as of the date of any prepayment from net proceeds of any Recovery Event required pursuant to this Section 4.4(j), (A) the Borrower has repaid in full all principal and interest on the Term B Loans and on the Term C Loans and no amounts remain outstanding to any Term B Lender with respect to the Term B Loans or to any Term C Lender with respect to the Term C Loans and (B) the Leverage Ratio of the Borrower, calculated for the Test Period ending on the last day of the most recently ended Fiscal Quarter, is less than 2.50 to 1.00, the Borrower may elect, in its sole discretion, to apply 100% of such net proceeds (x) to purchase assets used or to be used in the businesses referred to in
                  Section 8.9, (y) to repay, pro rata, Term A Loans or (z) to repay, pro rata, Revolving Loans (without a permanent reduction of the Revolving Commitments)."

                  (x) Section 4.4 of the Credit Agreement shall be amended by inserting the following new subsections (l), (m) and (n) immediately after subsection (k) thereof:

                           "(l) Scheduled Term C Repayments. The Borrower shall
                  cause to be paid Scheduled Term C Repayments on the Term C Loans until the Term C Loans are paid in full in the amounts and at the times specified in the definition of Scheduled Term C Repayments to the extent that prepayments have not previously been applied to such Scheduled Term C Repayments (and such Scheduled Term C Repayments have not otherwise been reduced) pursuant to the terms hereof. To the extent not previously paid, all Term C Loans shall be due and payable on the Term C Maturity Date.

                           (m) Mandatory Prepayment Upon Nevada/California
                  Collateral Valuation. To the extent that the Nevada/California Collateral Valuation reflects an aggregate fair market value of less than $50,000,000, on the Business Day following the Nevada/California Collateral Valuation Date, the Borrower shall cause to be paid all outstanding Term C Loans and shall cause the Term C Commitments (to the extent not otherwise terminated) to be permanently reduced in whole as provided in
                  Section 4.5(a).

                           (n) Mandatory Prepayment Upon California Collateral
                  Valuation. To the extent that the California Collateral Valuation reflects an aggregate fair market value of less than $100,000,000, on the Business Day following the California Collateral Valuation Date, the Borrower shall cause to be paid all outstanding Term C Loans and shall cause the Term C Commitments (to the extent not otherwise terminated) to be permanently reduced in whole as provided in Section 4.5(a).

                           (o) Mandatory Prepayment Upon Issuance of
                  Subordinated Notes or Equity Capital. On the Business Day of receipt thereof by the Borrower, an amount equal to 100% of the sum of the Net Offering Proceeds of (x) the Subordinated Notes and (y) the Equity Capital (provided, however, that in no amount shall the Net Offering Proceeds applied under this
                  Section 4.4(o) exceed $70,000,000) shall be applied as a mandatory prepayment to repay outstanding Revolving Loans pro rata (without a permanent reduction of the Revolving Commitments). Amounts, if any, remaining after the prepayment described in the preceding sentence (including, without limitation, Net Offering Proceeds in excess of the $70,000,000 limitation applicable to this Section 4.4(o) as described above) shall be applied in accordance with the terms of this Agreement, including, without limitation, the other mandatory prepayment provisions of this Section 4.4, as applicable."

                  (y) Section 4.5(a) of the Credit Agreement shall be deleted in its entirety and the following is substituted in lieu thereof:

                           "(a) Prepayments. Subject in all events to the final
                  proviso set forth in Section 4.4(d), (f), (g), (h) and (j) and except as otherwise expressly provided in Section 4.4(d), (j),
                  (k), (m), (n) and (o), all prepayments of principal made by the Borrower pursuant to Section 4.4 (other than with respect to 4.4(b), (c) and (l)) shall be applied to repay, first, the Term C Loans, and second, the Term A Loans and the Term B Loans (with the Term A Percentage of such repayment to be applied as a repayment of Term A Loans and the Term B Percentage of such repayment to be applied as a repayment of Term B Loans). Any prepayment of Loans pursuant to Section 4.4(d) and (j) shall be applied (i) first, to the payment of the unpaid principal amount of the Term C Loans, second, to the payment of the unpaid principal amount of the Term A Loans and the Term B Loans (with the Term A Percentage of such repayment to be applied as a repayment of Term A Loans and the Term B Percentage of such repayment to be applied as a repayment of Term B Loans), third, to the prepayment of the then outstanding balance of Swing Line Loans, fourth, to the payment, pro rata, of the then outstanding balance of the Revolving Loans, and fifth, to the cash collateralization of LC Obligations; (ii) within each of the foregoing Loans, first to the payment of Base Rate Loans and second to the payment of Eurocurrency Loans; and (iii) with respect to Eurocurrency Loans, in such order as the Borrower shall request (and in the absence of such request, as the Administrative Agent shall determine). Each prepayment of Term Loans made pursuant to
                  Section 4.4(d), (e), (f), (g), (h) and (j) shall be allocated first to the Term C Loans and applied on a pro rata basis against all Scheduled Term C Repayments until all such amounts are paid in full, second to the Term A Loans and the Term B Loans based on the aggregate principal amount of the Scheduled Term A Repayments and the Scheduled Term B Repayments due within the twelve month period following the date of such prepayment in direct order of maturity, and, thereafter, shall be allocated third to the Term A Loans and the Term B Loans in proportional amounts equal to the Term A Percentage and the Term B Percentage (in each case, after giving effect to the prepayments made to the Scheduled Term A Repayments and Scheduled Term B Repayments due within such twelve month period as specified above), as the case may be, of such remaining prepayment, if any, and, within each Term A Loan or Term B Loan, shall be applied to reduce the remaining Scheduled Term A Repayments and Scheduled Term B Repayments on a pro rata basis (based upon the then remaining principal amount of such Scheduled Term A Repayments and Scheduled Term B Repayments, respectively). Any prepayment of Term Loans pursuant to Section 4.4(i) shall be applied, first, pro rata to each of the Scheduled Term C Repayments until all such amounts are paid in full and second, pro rata to each of the Scheduled Term A Repayments and Term B Repayments. Any prepayment of Loans pursuant to Section 4.4(k) shall be applied first to a repayment of Term B Loans, applied to the Scheduled Term B Repayments on a pro rata basis, and second, to repay outstanding Revolving Loans (without a permanent reduction of the Revolving Commitment) (and within such Facility, first, to the prepayment of the then outstanding balance of Swing Line Loans, second, to the payment, pro rata, of the then outstanding balance of the Revolving Loans, and third, to the cash collateralization of LC Obligations), and third, to the Term A Loans, applied to reduce the Scheduled Term A Repayments on a pro rata basis. Any repayment of Loans pursuant to Section 4.4(m) and (n) shall be applied to a repayment of Term C Loans (allocated to the Scheduled Term C Repayments on a pro rata basis) and, concurrently therewith, the Term C Commitments, if any, in effect shall be permanently reduced to zero. Any prepayment of Loans pursuant to Section 4.4(o) shall be applied to repay outstanding Revolving Loans (without a permanent reduction of the Revolving Commitment) (and within such Facility, first, to the prepayment of the then outstanding balance of Swing Line Loans, second, to the payment, pro rata, of the then outstanding balance of the Revolving Loans, and third, to the cash collateralization of LC Obligations). If any prepayment of Eurocurrency Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall immediately be converted into Base Rate Loans, in the case of Loans denominated in Dollars, or into Loans with a 30 day Interest Period, in the case of Loans denominated in Euro. All prepayments shall include payment of accrued interest on the principal amount so prepaid, shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under Section 3.5."

                  (z) Subsection (a) of Section 6.8 the Credit Agreement shall be amended by inserting the following sentence immediately following the only sentence thereof as follows:

                  "All proceeds of the Term C Loans incurred in accordance with
                  Section 2.1 hereof shall be used by the Borrower (i) to pay fees and expenses incurred in connection with the addition of the Term C Facility (or the increase thereof, if applicable) and the transactions contemplated in accordance therewith and
                  (ii) for ongoing working capital needs and general corporate purposes (other than to voluntarily prepay any Term Loan)."

                  (aa) Article VII of the Credit Agreement shall be amended to insert the following new section immediately following Section 7.18 thereof:

                  "Section 7.19. Addition of Collateral Concurrent with Addition of Term C Facility and Forbearance of Lenders.

                           (a) In order to cause the Initial Term C Lenders to
                  extend additional credit to the Borrower in the form of the Term C Facility on the Fourth

                  Amendment Effective Date and in order to cause the Lenders to forbear from certain actions as described in Amendment No. 4, the Borrower hereby agrees:

                           (i) to deliver or cause to be delivered to the Administrative Agent, all in accordance with the terms of Section 7.12 of this Agreement, on the Fourth Amendment Effective Date, a pledge by the Borrower of the Common Stock of AFC and a pledge and grant of a security interest by AFC of all of the AFC Assets (collectively, the pledges and the security interest described herein are referred to as the "AFC Collateral"), each in favor of the Administrative Agent (A) on behalf of the Initial Term C Lenders to secure payment of their respective Term C Loans, a continuing security interest of first priority in all the right, title and interest of the Borrower and AFC, as the case may be, in the AFC Collateral and
                           (B) on behalf of the Lenders to secure payment of their respective Obligations, a continuing security interest of second priority in all the right, title and interest of the Borrower and AFC, as the case may be, in the AFC Collateral; and

                           (ii) to deliver or cause to be delivered to the Administrative Agent, all on terms and conditions satisfactory to the Administrative Agent, on the Fourth Amendment Effective Date, (A) a pledge by Aerojet Investments Ltd. of the Elliott Note, together with a pledge by Aerojet Investments Ltd. of its rights to the Deed of Trust securing the Elliot Note, all pursuant to the Elliott Note Assignment and Pledge and (B) an assignment by Aerojet of the 1900 Lease pursuant to a collateral assignment of leases and rents ((collectively, the pledges and the assignment described herein are referred to as the "Assignment and Pledge Collateral"), each of favor of the Administrative Agent (A) on behalf of the Initial Term C Lenders to secure payment of their respective Term C Loans, a continuing security interest of first priority in all the right, title and interest of Aerojet Investments Ltd. and Aerojet, as the case may be, in the Assignment and Pledge Collateral, (B) on behalf of the Initial Term C Lenders to secure payment of their respective Revolving Loans and Term A Loans, a continuing security interest of second priority in all the right, title and interest of Aerojet Investments Ltd. and Aerojet, as the case may be, in the Assignment and Pledge Collateral and (C) on behalf of the Lenders to secure payment of their respective Obligations, a continuing security interest of third priority in all the right, title and interest of Aerojet Investments Ltd. and Aerojet, as the case may be, in the Assignment and Pledge Collateral; and

                           (iii) to grant a mortgage (or cause its applicable Subsidiary to grant a mortgage) to the Administrative Agent, all in accordance with the terms of Section
                           7.12 of this Agreement, as soon as possible but in no event later than 30 days after the Fourth Amendment Effective Date, on the following real property: (A) two parcels of approximately 800 acres and approximately 400 acres of land located near the Company's facilities in Rancho Cordova, California,
                           (B) approximately 400 acres of land located in or near Chino Hills, California, (C) approximately 10 acres located in Hollywood, California and (D) approximately 10,000 acres located near Hawthorne, Nevada, owned by the Borrower or any of its Subsidiaries holding title of such real property and as further identified to the Administrative Agent ((A) through (D) are referred to herein collectively as the "Mortgaged Nevada/California Real Estate"), in favor of the Administrative Agent (x) on behalf of the Initial Term C Lenders to secure payment of their respective Term C Loans, a continuing security interest of first priority in all the right, title and interest of the Borrower and such applicable Subsidiaries, as the case may be, in the Mortgaged Nevada/California Real Estate, (y) on behalf of the Initial Term C Lenders to secure payment of their respective Revolving Loans and Term A Loans, a continuing security interest of second priority in all the right, title and interest of the Borrower and such applicable Subsidiaries, as the case may be, in the Mortgaged Nevada/California Real Estate, and (z) on behalf of the Lenders to secure payment of their respective Obligations, a continuing security interest of third priority in all the right, title and interest of the Borrower and such applicable Subsidiaries, as the case may be, in the Mortgaged Nevada/California Real Estate; and

                           (iv) to grant a mortgage (or cause its applicable Subsidiary to grant a mortgage) to the Administrative Agent, all in accordance with the terms of Section
                           7.12 of this Agreement, as soon as possible but in no event later than 120 days after the Fourth Amendment Effective Date, on the real property of the Borrower or any of its Subsidiaries holding such title located in or near Sacramento, California and as further identified to the Administrative Agent (the "Mortgaged California Real Estate"), in favor of the Administrative Agent (A) on behalf of the Initial Term C Lenders to secure payment of their respective Term C Loans, a continuing security interest of first priority in all the right, title and interest of the Borrower and such applicable Subsidiaries, as the case may be, in the Mortgaged California Real Estate,
                           (B) on behalf of the Initial Term C Lenders to secure payment of their respective Revolving Loans and Term A Loans, a continuing security interest of second priority in all the right, title and interest of the Borrower and such applicable Subsidiaries, as the case may be, in the Mortgaged California Real Estate, and (C) on behalf of the Lenders to secure payment of their respective Obligations, a continuing security interest of third priority in all the right, title and interest of the Borrower and Aerojet, as the case may be, in the Mortgaged California Real Estate.

                           (b) Within 60 days after the Fourth Amendment
                  Effective Date (the "Nevada/California Collateral Valuation Date"), the Borrower will deliver to the Administrative Agent and the Initial Term C Lenders, an appraisal (or appraisals) setting forth the fair market value of the Mortgaged Nevada/California Real Estate, the Elliot Note and the 1900 Lease, in each case as prepared by a nationally recognized real estate appraisal firm acceptable to the Administrative Agent and the Initial Term C Lenders. Such appraisal (or appraisals) shall expressly provide that it (or they) may be relied upon by the Administrative Agent and the Initial Term C Lenders.

                           (c) Within 90 days after the Fourth Amendment
                  Effective Date (the "California Collateral Valuation Date"), the Borrower will deliver to the Administrative Agent and the Term C Lenders, an appraisal setting forth the fair market value of the Mortgaged California Real Estate prepared by a nationally recognized real estate appraisal firm acceptable to the Administrative Agent and the Term C Lenders. Such appraisal shall expressly provide that it may be relied upon by the Administrative Agent and the Term C Lenders.

                           (d) Notwithstanding the foregoing, in the event the
                  Borrower has repaid in full all principal and interest on the Term C Loans and no amounts remain outstanding to any Term C Lender with respect to the Term C Loans and the Term C Commitments have been permanently reduced in whole, the Administrative Agent shall release, and is hereby authorized to release without further action of the Term C Lenders, the first priority security interest of the Initial Term C Lenders in the AFC Collateral, the Assignment and Pledge Collateral, the Mortgaged California Real Estate and the Mortgaged Nevada/California Real Estate; provided, that in no event shall the Administrative Agent release or in any way modify the second priority security interest in the AFC Collateral, or the second or third priority security interests in the Assignment and Pledge Collateral, the Mortgaged California Real Estate and the Mortgaged Nevada/California Real Estate except in accordance with the terms of this Agreement."

                  (bb) The last sentence of Section 8.1 of the Credit Agreement shall be deleted in its entirety and the following sentence shall be inserted in lieu thereof:

                  "Notwithstanding the foregoing clauses (a) through (g) of this
                  Section 8.1, the Borrower agrees that it will not, nor will it permit any of its Subsidiaries to pledge, encumber or otherwise suffer to exist thereon any Lien (other than Customary Permitted Liens or the mortgages provided for in
                  Section 7.19(a)(iii) and (iv)), on any real property owned by the Borrower or any of its Subsidiaries which is located in the State of California or the State of Nevada."

                  (cc) Section 8.2 of the Credit Agreement is hereby amended by (i) in subsection (q) thereof, deleting the "." and inserting in lieu thereof the following phrase "; and" and (ii) inserting the following new subsection (r) immediately after subsection (q) therein:

                  "(r) Indebtedness of the Borrower arising under the Subordinated Notes; provided, that the principal amount of such Indebtedness shall not exceed $70,000,000 in the aggregate at any one time outstanding."

                  (dd) Section 8.11 of the Credit Agreement is hereby amended (i) in subsection (iii) thereof, deleting the word "or", (ii) in subsection (iv) thereof, deleting the "." and inserting in lieu thereof the following phrase "; or" and (iii) inserting the following new subsection (v) immediately after subsection (iv) therein:

                           "(v) amend, modify or permit the amendment,
                  termination or modification of any term or provision of the Elliot Note or the 1900 Lease without the prior written consent of 66 2/3% of the Initial Term C Lenders."

                  (ee) Article VIII of the Credit Agreement is hereby amended by inserting the following new Section 8.14 immediately after
         Section 8.13 therein:

                  "Section 8.14  Sale of Mortgaged Nevada/California Property or
                                 Mortgaged California Property.

                  Notwithstanding any other provision in this Agreement to the contrary, including, without limitation, Section 8.3(l), the Borrower will not, nor will it permit any of its Subsidiaries to, sell all or any portion of the Mortgaged Nevada/California Real Estate or the Mortgaged California Real Estate on or after the Fourth Amendment Effective Date to the extent that the sum of the estimated fair market value (as determined by the Borrower in good faith and as agreed to by the Administrative Agent) of the remaining Mortgaged Nevada/California Real Estate and the Mortgaged California Real Estate, together with the appraised fair market value of the Elliot Note and the 1900 Lease, (assuming the consummation of such sale) shall be less than an amount equal to (x) the sum of the total Revolving Commitments, Term A Commitments and Term C Commitments then outstanding, as adjusted to reflect any mandatory repayments required from the net proceeds from such sale of Mortgaged Nevada/California Real Estate or Mortgaged California Real Estate, multiplied by (y) the number 2.0; provided, however, that this Section 8.14 shall not apply to sales of Mortgaged Nevada/California Real Estate or Mortgaged California Real Estate which in the aggregate do not exceed $25,000,000 in any Fiscal Year, and provided, further, however, that if as of any date of sale of all or any portion of the Mortgaged Nevada/California Real Estate or the Mortgaged California Real Estate, (A) the Borrower has repaid in full all principal and interest on the Term C Loans and no amounts remain outstanding to any Term C Lender with respect to the Term C Loans and (B) the Leverage Ratio of the Borrower, calculated for the Test Period ending on the last day of the most recently ended Fiscal Quarter, is less than
                  2.50 to 1.00, this Section 8.14 shall not apply to the Borrower or its Subsidiaries."

                  (ff) Section 9.3 of the Credit Agreement shall be amended by deleting the ratio set forth opposite the Fiscal Quarter ending February 28, 2002, and inserting in lieu thereof the ratio of "3.50 to 1.00".

                  (gg) Section 9.4 of the Credit Agreement shall be amended by deleting the Fiscal Quarters ending February 28, 2002 and May 31, 2002 and the ratios immediately set forth opposite such Fiscal Quarters, and inserting the following in lieu thereof:

                                     Fiscal Quarter                  Ratio
                                     --------------                  -----
                           February 28, 2002                     3.10 to 1.00
                           May 31, 2002                          3.10 to 1.00
                           August 31, 2002                       2.75 to 1.00
                           November 30, 2002 and thereafter      2.50 to 1.00"

                  (hh) Section 9.5 of the Credit Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

                  "Section 9.5 Fixed Charge Coverage Ratio.

                  The Borrower will not permit the Fixed Charge Coverage Ratio for any Test Period ending on the last day of each Fiscal Quarter set forth below to be less than the ratio set forth opposite such date:

                                     Fiscal Quarter                  Ratio
                                     --------------                  -----
                           February 28, 2002                     1.00 to 1.00
                           May 31, 2002                          1.00 to 1.00
                           August 31, 2002 and thereafter        1.05 to 1.00"

                  (ii) Section 10.1(l) of the Credit Agreement shall be amended by (i) deleting the word "Parties" and inserting the word "Creditors" in lieu thereof and (ii) inserting the phrase "in the order of priority of interest set forth in such Security Document" immediately following the phrase "Collateral Agent, for the benefit of the Secured Creditors".

                  (jj) Section 10.1 of the Credit Agreement shall be amended by (i) deleting the "." immediately following the phrase "self-help or otherwise" in subsection (o) thereof and inserting the phrase "; or" in lieu thereof, and (ii) inserting the following new subsections immediately following subsection (o) thereof:

                           "(p) Failure of Deliveries Benefiting Initial Term C
                  Lenders. The Borrower or any of its Subsidiaries shall default
                  (i) in the due performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 7.19(a)(iii) or 7.19(b) or (ii) in the payment of principal or interest on any of the Term C Loans when due; or

                           (q) Failure of Deliveries Benefiting Term C Lenders.
                  The Borrower or any of its Subsidiaries shall default (i) in the due performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 7.19(a)(iv) or 7.19(c) or (ii) in the payment of principal or interest on any of the Term C Loans when due."

                  (kk)     The first sentence of the second to last paragraph of
         Section 10.1 of the Credit Agreement shall be amended by inserting immediately following the phrase "all of the Liens and security interests created pursuant to the Security Documents" the following phrase "; provided, however, that notwithstanding the foregoing or anything else in this Agreement to the contrary, in the event of any Event of Default described in Section 10.1(p) with respect to the Borrower or any of its Subsidiaries, until such time as the Borrower has repaid in full all principal and interest on the Term C Loans and no amounts remain outstanding to any Initial Term C Lender with respect to the Term C Loans, the Administrative Agent, at the written direction of 66 2/3% of the Initial Term C Lenders (and without any action or consent of the Lenders other than the Initial Term C Lenders) shall take one or more of the actions described in (i) through (v) of this paragraph, and provided, further, however, that notwithstanding the foregoing or anything else in this Agreement to the contrary, in the event of any Event of Default described in Section 10.1(q) with respect to the Borrower or any of its Subsidiaries, until such time as the Borrower has repaid in full all principal and interest on the Term C Loans and no amounts remain outstanding to any Term C Lender with respect to the Term C Loans, the Administrative Agent, at the written direction of 66 2/3% of the Term C Lenders (and without any action or consent of the Lenders other than the Term C Lenders) shall take one or more of the actions described in (i) through (v) of this paragraph".

                  (ll) The second paragraph of Section 11.5 of the Credit Agreement shall be amended by (i) deleting the word "and" immediately before the phrase "Term B Lender" and inserting "," in lieu thereof, and (ii) inserting the phrase "and Term C Loan" immediately before the phrase "and the denominator of which".

                  (mm) The first sentence of Section 11.6 of the Credit Agreement shall be amended by (i) deleting the word "and" immediately before the phrase "Term B Pro Rata Share" and inserting "," in lieu thereof, and (ii) inserting the phrase "and Term C Pro Rata Share" immediately before the phrase ", as applicable thereof),".

                  (nn)     Subclause (7) of the second to last sentence of
         Section 12.1(a) of the Credit Agreement shall be amended by inserting immediately before the phrase "without the consent of the Majority Lenders of the Revolving Facility", the phrase "without the consent of the Majority Lenders of the Term C Facility, amend the definition of Term C Pro Rata Share;".

                  (oo)     Subclause (8) of the second to last sentence of
         Section 12.1(a) of the Credit Agreement shall be amended by inserting immediately following the phrase "amend the definition of Scheduled Term B Repayments,", the phrase "and without the consent of the Majority Lenders of the Term C Facility, amend the definition of Scheduled Term C Repayments,".

                  (pp) The second to last sentence of Section 12.1(a) of the Credit Agreement shall be amended by (i) deleting the word "or" immediately prior to subclause (9) and inserting "," in lieu thereof, and (ii) inserting the phrase ", (10) without the consent of the Majority Lenders of the Term C Facility, amend, modify or waive the conditions to funding of the Term C Commitment Increase Amount, (11) without the consent of each

         Term C Lender, release the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate, the AFC Collateral or the Assignment and Pledge Collateral (except, in each case, as expressly provided in this Agreement), or (12) without the consent of 66 2/3% of the Initial Term C Lenders, amend, modify or waive the terms of the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate, the AFC Collateral or the Assignment and Pledge Collateral (other than with respect to a release as provided in (11) above), including, without limitation, any repayments required by the terms of this Agreement as a result of or in connection with such collateral, including, without limitation, any mandatory prepayments as provided in Sections 4.4(m) and (n)", immediately after the phrase "amend, modify or waive any provision of Section 9.4".

                  (qq) Section 12.1(a) of the Credit Agreement shall be amended by inserting the following sentence immediately following the last sentence thereof as follows:

                  "Notwithstanding the foregoing, prior to the date upon which the Administrative Agent determines (and notifies the Borrower) that the primary syndication (and the resultant addition of Persons as Lenders pursuant to Section 12.8) of the Term C Facility has been completed, the Borrower and the Administrative Agent may, without the consent of any Lender, agree to increase the interest rate pricing of the Term C Facility."

                  (rr) Subclause (i) of the last sentence of Section 12.8(b) of the Credit Agreement shall be amended by (i) by deleting the word "and" immediately before the phrase "Scheduled Term B Repayments" and inserting "," in lieu thereof, and (ii) inserting the phrase ", and Scheduled Term C Repayments (other than the Term C Loan Maturity Date)" immediately following the phrase "(other than the Term B Loan Maturity
         Date)".

                  (ss) Subclause (i)(B) of the first sentence of Section 12.8(c) of the Credit Agreement shall be amended by inserting the phrase "or of the Term C Facility" immediately following the phrase "of the Term B Facility".

                  (tt) The last sentence of Section 12.8(c) of the Credit Agreement shall be amended by inserting the phrase "Term C Pro Rata Share," immediately following the phrase "Term B Pro Rata Share,".

                  (uu) Section 12.15(b)(i) is shall be amended by inserting the following paragraph immediately following subclause (E) thereof:

                  "Notwithstanding anything in this clause (i) to the contrary, in no event shall the Administrative Agent or the Collateral Agent, as the case may be, release the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate, the AFC Collateral or the Assignment and Pledge Collateral (except, in each case, as expressly provided in this Agreement), without the consent of each Term C Lender."

                  (vv) Exhibit 12.8(c) to the Credit Agreement shall be deleted in its entirety and the Exhibit 12.8(c) attached to this Amendment No. 4 is substituted in lieu thereof

                  (ww) Schedule 1.1(a) to the Credit Agreement shall be amended by inserting a fifth column immediately following the column titled "Multicurrency Commitment (as a subcomponent of the Revolving Commitment)" and inserting in such fifth column, the Term C Commitment amounts in effect as of the Effective Date across from the name of each Lender which is a Term C Lender as follows:

                                  Lender                 Term C Commitment
                                  ------                 -----------------
                           Bankers Trust Company          $21,344,416.53
                             ABN AMRO Bank N.V.            $3,655,583.47

                  (xx) The Credit Agreement shall be amended to insert the form of "Exhibit 2.2(a)(5) - Form of Term C Note" immediately following
         Exhibit 2.2(a)(4) attached thereto.

         2. Waivers and Acknowledgement. Subject to the conditions and effectiveness of this Amendment No. 4 and otherwise notwithstanding the provisions of any Loan Document:

         (a) the Lenders hereby waive, solely with respect to the Term C Facility, compliance by the Borrower with Section 2.8 of the Credit Agreement regarding the addition of the Term C Facility and any increase thereof in accordance with the Credit Agreement, as amended by this Amendment No. 4, and hereby acknowledge that the Term C Facility added to the Credit Agreement in accordance with the terms and provisions of this Amendment No. 4 shall constitute the Term C Facility described in said Section 2.8.(b);

         (b) notwithstanding any other provision of the Credit Agreement or the other Loan Documents to the contrary, the Lenders hereby acknowledge and agree that the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate, the AFC Collateral or the Assignment and Pledge Collateral shall constitute collateral on a first priority security interest basis for the Initial Term C Lenders with respect to all of the Obligations relating to the Term C Loans due and owing to the Initial Term C Lenders, and with respect to the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate and the Assignment and Pledge Collateral shall constitute collateral on a second priority security interest basis for the Initial Term C Lenders with respect to all of the Obligations relating to the Term A Loans and Revolving Loans due and owing to the Initial Term C Lenders. In furtherance of the foregoing, the Lenders, including the Term A Lenders and the Revolving Lenders, hereby authorize and consent to the execution by the Administrative Agent or the Collateral Agent, as the case may be (without any further action of such Lenders) of such amendments and other modifications to the Security Documents which the Administrative Agent or the Collateral Agent, as the case may be, reasonably determines are necessary to reflect the above-described Liens in favor of the Initial Term C Lenders with respect to the collateral described above and the priority of payments in favor of the Initial Term C Lenders made with the proceeds thereof and, in connection with such collateral, the voting percentages of Initial Term C Lenders required to amend, modify or release such collateral as further described in Section 12.1(a) of the Credit Agreement (as amended by this Amendment No. 4) . In addition, the Administrative Agent or the Collateral Agent, as the case may be, is authorized to execute any amendments or other modifications to the Security

Documents as may be necessary to evidence to reflect the pro rata sharing with the Second Term C Lenders of the first priority security interest of the Initial Term C Lenders in the AFC Collateral, the Assignment and Pledge Collateral, the Mortgaged Nevada/California Real Estate and the Mortgaged California Real Estate;

         (c) the Lenders hereby waive any Event of Default arising under Section 10.1(c)(i) of the Credit Agreement resulting solely from the Borrower's failure to comply with the ratio applicable to the Fiscal Quarter ended November 30, 2001 as set forth in, and required by, each of Section 9.3 and Section 9.4 of the Credit Agreement;

         (d) the Lenders hereby waive, for the period commencing the Effective Date and ending on the earlier of (i) the date on which the Borrower has completed an unsecured subordinated debt or equity financing of not less than $35,000,000 or (ii) March 28, 2002, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of Section 2(b) of Amendment No. 2 as a result of the Borrower's failure to permanently reduce the Revolving Commitment and repay Revolving Loans, in part, as required by the terms of said Section. Upon expiration of the waiver set forth in the preceding sentence without compliance by the Borrower with the requirements specified in said Section, such waiver shall be automatically revoked and the requirements of the Credit Agreement waived thereby shall again be in full force with retroactive effect to the dates specified in the Credit Agreement. In such case, following such expiration and noncompliance as described in the preceding sentences, the Administrative Agent and the Lenders shall have all rights and remedies under the Credit Agreement and any other Loan Document or otherwise that the Administrative Agent and the Lenders would have had if any such waiver had never been granted; and

         (e) the Lenders hereby waive, for the period commencing the Effective Date and ending on the date which is ten (10) Business Days following the Effective Date, any Event of Default or Unmatured Event of Default arising solely out of the Borrower's breach of Section 7.1(b) of the Credit Agreement as a result of the Borrower's failure to deliver its audited annual financial statements for the Fiscal Year ending November 30, 2001 within ninety (90) days after the end of such Fiscal Year, as required by the terms of said Section. Upon expiration of the waiver set forth in the preceding sentence without compliance by the Borrower with the requirements specified in said Section, such waiver shall be automatically revoked and the requirements of the Credit Agreement waived thereby shall again be in full force with retroactive effect to the date specified in the Credit Agreement. In such case, following such expiration and noncompliance as described in the preceding sentence, the Administrative Agent and the Lenders shall have all rights and remedies under the Credit Agreement and any other Loan Document or otherwise that the Administrative Agent and the Lenders would have had if any such waiver had never been granted.

         3. Consent of Lenders to Equity. The Administrative Agent and the Lenders hereby consent (i) to the issuance by the Borrower of Capital Stock in connection with the Equity Capital and (ii) to the issuance of warrants of the Borrower in connection with the Subordinated Notes. The Administrative Agent and the Lenders further agree that such consents described in the preceding sentence shall be in satisfaction of the consents required pursuant to Section 8.6(b) of the Credit Agreement with respect to the actions described in clauses (i) and
(ii), provided that such issuance shall in all other respects be subject to said
Section 8.6(b).

         4. Subordination and Intercreditor Acknowledgements by Parties. (a) Each of the Borrower and the Subsidiary Guarantor covenants and agrees, and the Term A Lenders and the Revolving Lenders acknowledge and agree that the payment of any and all of the Term A Loans and the Revolving Loans (i) from the proceeds of the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate, the AFC Collateral or the Assignment and Pledge Collateral shall be subordinate and subject in right and time of payment, to the extent and in the manner set forth in this Amendment No. 4, to the prior indefeasible payment in full in cash of all Term C Loans of the Initial Term C Lenders (collectively, the "First Priority Loans") and (ii) from the proceeds of the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate and/or the Assignment and Pledge Collateral shall be subordinate and subject in right and time of payment, to the extent and in the manner set forth in this Amendment No. 4, to the prior indefeasible payment in full in cash of all Term A Loans and Revolving Loans of the Initial Term C Lenders (the "Second Priority Loans"). Each Initial Term C Lender, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Term C Loans in reliance upon the provisions contained in this Amendment No. 4.

         (b) With respect to the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate, the AFC Collateral and/or the Assignment and Pledge Collateral, the First Priority Loans and, with respect to the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate and/or the Assignment and Pledge Collateral, the Second Priority Loans shall, in each case, continue to be treated as senior in priority to the Term A Loans and Revolving Loans of the Lenders (other than the Initial Term C Lenders which shall for any purposes constitute Second Priority Loans), and the provisions of this Amendment No. 4 shall continue to govern the relative rights and priorities of the Lenders even if all or part of the First Priority Loans or, with respect to the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate and/or the Assignment and Pledge Collateral, the Second Priority Loans or the security interests securing the First Priority Loans or, with respect to the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate and/or the Assignment and Pledge Collateral, the Second Priority Loans are subordinated (other than the Second Priority Loans being subordinated to the First Priority Loans), set aside, avoided, invalidated or disallowed in connection with any dissolution, insolvency or other bankruptcy or winding up proceeding, or if for any reason the documentation regarding the creation of such security interests is not executed or delivered by the Borrower or any of its Subsidiaries, as applicable, or such documentation is not recorded, and this Amendment No. 4 shall be reinstated if at any time any payment of any of the First Priority Loans or, with respect to the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate and/or the Assignment and Pledge Collateral, the Second Priority Loans is rescinded or must otherwise be returned by any holder of the First Priority Loans or, with respect to the Mortgaged Nevada/California Real

Estate, the Mortgaged California Real Estate and/or the Assignment and Pledge Collateral, the Second Priority Loans or any representative of such holder.

         (c) The Term A Lenders and the Revolving Lenders hereby waive any rights any Lender may have under applicable law to assert the doctrine of marshaling or to otherwise require the Administrative Agent, the Collateral Agent or the Initial Term C Lenders to marshal any property of the Borrower or any of the guarantors of the First Priority Loans or, with respect to the Mortgaged Nevada/California Real Estate, the Mortgaged California Real Estate and/or the Assignment and Pledge Collateral, the Second Priority Loans, for the benefit of the Term A Lenders and the Revolving Lenders.

         (d) THE LENDERS AGREE THAT NO LENDER WILL, NOR WILL ANY LENDER ENCOURAGE ANY OTHER PERSON TO, AT ANY TIME, CONTEST THE VALIDITY, PERFECTION, PRIORITY OR ENFORCEABILITY OF THE FIRST PRIORITY LOANS OR THE SECOND PRIORITY LOANS, THE LOAN DOCUMENTS OR THE LIENS OR SECURITY INTERESTS (INCLUDING WITHOUT LIMITATION THE PRIORITY OF SUCH LIENS AND SECURITY INTERESTS) OF THE ADMINISTRATIVE AGENT OR THE COLLATERAL AGENT, AS THE CASE MAY BE, IN FAVOR OF THE INITIAL TERM C LENDERS IN THE COLLATERAL SECURING THE FIRST PRIORITY LOANS OR THE SECOND PRIORITY LOANS, AS THE CASE MAY BE, OR THE ORDER OF PAYMENT OF PROCEEDS, ALL AS DESCRIBED IN SECTION 1(BB) OF THIS AMENDMENT NO. 4 AND AS SET FORTH IN THE LOAN DOCUMENTS.

         5. Representations and Warranties. As of the date hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) After giving effect to this Amendment No. 4 (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing and (ii) the representations and warranties of the Borrower contained in the Loan Documents shall each be true and correct in all material respects at and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which event such representation and warranties shall be true and correct as of such specified date.

                  (b) The execution, delivery and performance, as the case may be, by the Borrower of this Amendment No. 4 and the other documents and transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approvals) of the Borrower, shall have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate or articles of incorporation or bylaws of the Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower.

                  (c) Each of this Amendment No. 4, the Credit Agreement and any other Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except to the extent enforceability is limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally or by application of general principles of equity.

         6. Conditions. This Amendment No. 4 shall become effective as of the date first above written; provided, that the Administrative Agent shall have received:

                  (a) counterparts of this Amendment No. 4 duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the percentage of Lenders required by the Credit Agreement;

                  (b) duly executed originals of the Term C Notes executed by the Borrower;

                  (c) duly executed originals of a certificate of the Chief Executive Officer or Chief Financial Officer of the Borrower and each other Credit Party, dated as of the date hereof, stating that (A) since November 30, 2000
                           (i) no event or condition has occurred or is existing which could reasonably be expected to have a Material Adverse Effect; (ii) there has been no material adverse change in the industry in which the Borrower or such Credit Party operates; (iii) no litigation has been commenced which, if successful, would have a Material Adverse Effect or could challenge any of the transactions contemplated by the Credit Agreement and the other Loan Documents; (iv) there have been no Restricted Payments made by the Borrower or any of its Subsidiaries other than in accordance with the Credit Agreement; and (v) there has been no material increase in liabilities, liquidated or contingent, and no material decrease in assets of any Borrower or any of its Subsidiaries, and (B) all necessary governmental (domestic and foreign) and third party approvals in connection with the Credit Agreement and the transactions contemplated by this Amendment No. 4 have been obtained and remain in effect;

                  (d) copies of schedules to the Credit Agreement, updated from the schedules delivered as of December 28, 2000, in form and substance satisfactory to the Administrative Agent and the Required Lenders;

                  (e) pro forma (after giving effect to this Amendment No. 4, including the initial funding of the Term C Facility) financial statements in form and substance satisfactory to the Administrative Agent and the Required Lenders;

                  (f) duly executed original of a legal opinion of (i) Vedder Price Kaufman & Kammholz, special counsel to the Borrower, (ii) William R. Phillips, General Counsel of the Borrower, and (iii) Hunter Richey Di Benedetto & Eisenbeis, LLP, special California counsel to the Borrower, each dated as of the Effective Date and in form and substance satisfactory to the Administrative Agent and the Required Lenders;

                  (g) from the Borrower, without setoff, deduction or counterclaim, a non-refundable commitment fee for the account of each Initial Term C Lender that has executed and delivered (including delivery of way of facsimile) a copy of this Amendment No. 4 to the attention of Kay McNab at Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601, telecopy number 312-558-5700, at or prior to 2:00 p.m. (New York City time), on the Effective Date, in an amount equal to 2.00% of such Lender's Term C Commitment as of the Effective Date of this Amendment No. 4;

                  (h) from the Borrower, without setoff, deduction or counterclaim, a non-refundable amendment fee for the account of each Lender that has executed and delivered (including delivery of way of facsimile) a copy of this Amendment No. 4 to the attention of Kay McNab at Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601, telecopy number 312-558-5700, at or prior to 2:00 p.m. (New York City time), on the Effective Date, in an amount equal to 0.25% of the sum of such Lender's Revolving Commitment and Term A Loans as of the Effective Date of this Amendment No. 4; and

                  (i) from the Borrower all fees and expenses of legal counsel to the Administrative Agent to the extent then invoiced.

         7. Affirmation of Subsidiary Guarantors. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment No. 4 and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         8. Successors and Assigns. This Amendment No. 4 shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Amendment No. 4 are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment No. 4.

         9. Entire Agreement. This Amendment No. 4, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereof.

         10. Incorporation of Credit Agreement. The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment No. 4.

         11. Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment No. 4 in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as amended as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

         12. Captions. Section captions used in this Amendment No. 4 are for convenience only, and shall not affect the construction of this Amendment No. 4.

         13. Severability. Whenever possible each provision of this Amendment No. 4 shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 4 shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 4.

         14. Counterparts. This Amendment No. 4 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 4 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 4.

                      [signature pages immediately follow]

         IN WITNESS WHEREOF, this Amendment No. 4 has been duly executed as of the date first written above.

                                       GENCORP INC.



                                       By: /s/ Yasmin Seyal
                                           -------------------------------------
                                           Name:  Yasmin Seyal
                                           Title: Senior Vice President, Finance


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       AEROJET-GENERAL CORPORATION,
                                       as Subsidiary Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  Yasmin R. Seyal
                                           Title: Treasurer


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       AEROJET ORDNANCE TENNESSEE, INC., as
                                       Subsidiary Guarantor



                                       By: /s/ Brian E. Sweeney
                                           -------------------------------------
                                           Name:  Brian E. Sweeney
                                           Title: Vice President and Secretary


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       GENCORP PROPERTY INC.,
                                       as Subsidiary Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  Yasmin R. Seyal
                                           Title: Treasurer


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       PENN INTERNATIONAL INC.,
                                       as Subsidiary Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  Yasmin R. Seyal
                                           Title: Treasuer


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       GDX LLC, as Subsidiary Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  Yasmin R. Seyal
                                           Title: Treasurer


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       GDX AUTOMOTIVE INC.,
                                       as Subsidiary Guarantor



                                       By: /s/ Yasmin R. Seyal
                                           -------------------------------------
                                           Name:  Yasmin R. Seyal
                                           Title: Treasurer


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       BANKERS TRUST COMPANY,
                                       as Lender and Administrative Agent



                                       By: /s/ Marguerite Sutton
                                           -------------------------------------
                                           Name:  Marguerite Sutton
                                           Title: Vice President


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       BANK ONE, NA,
                                       as Lender



                                       By: /s/ Karen C. Ryan
                                           -------------------------------------
                                           Name:  Karen C. Ryan
                                           Title: Director


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       ABN AMRO Bank N.V.,
                                       as Lender



                                       By: /s/ Terrence J. Ward
                                           -------------------------------------
                                           Name:  Terrence J. Ward
                                           Title: Group Vice President



                                       By: /s/ Mary L. Honda
                                           -------------------------------------
                                           Name:  Mary L. Honda
                                           Title: Group Vice President


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       THE BANK OF NEW YORK,
                                       as Lender



                                       By: /s/ Elizabeth T. Ying
                                           -------------------------------------
                                           Name:  Elizabeth T. Ying
                                           Title: Vice President


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       THE BANK OF NOVA SCOTIA,
                                       as Lender



                                       By: /s/ Mark Sparrow
                                           -------------------------------------
                                           Name:  Mark Sparrow
                                           Title: Director


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       NATIONAL CITY BANK,
                                       as Lender


                                       By: /s/ Brian J. Cullina
                                           -------------------------------------
                                           Name:  Brian J. Cullina
                                           Title: Senior Vice President


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       THE NORTHERN TRUST COMPANY,
                                       as Lender



                                       By: /s/ Melissa A. Whitson
                                           -------------------------------------
                                           Name:  Melissa A. Whitson
                                           Title: Vice President


                       Signature Page to Amendment No. 4
                                   and Waiver

                                       WELLS FARGO BANK, N.A.,
                                       as Lender



                                       By: /s/ Scott D. Moldoff
                                           -------------------------------------
                                           Name:  Scott D. Moldoff
                                           Title: Vice President


                       Signature Page to Amendment No. 4
                                   and Waiver